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                                                                  EXHIBIT 10.13

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of January 10, 2005 (the "Effective Date") by and among CRICKET COMMUNICATIONS, INC., a Delaware corporation (the "Company"), LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Parent"), and Stewart
D. Hutcheson, an individual currently residing in San Diego, California ("EXECUTIVE"). EXECUTIVE is currently employed by the Company and serves as an officer of the Parent, the Company and various of their respective subsidiaries. The Company is a subsidiary of the Parent. The Company, the Parent and EXECUTIVE are hereinafter collectively referred to as the "Parties," and individually referred to as a "Party." This Agreement amends, restates and supercedes the Executive Employment Agreement among the Parties made and entered into as of January 10, 2005, as amended.

1.    EMPLOYMENT.

      1.1 The Company hereby employs EXECUTIVE, and EXECUTIVE hereby accepts and continues employment by the Company, upon the terms and conditions set forth in this Agreement, for the period beginning on the Effective Date and ending as provided in Paragraph 3 hereof (the "Employment Period").

      1.2 Commencing on February 25, 2005 and continuing during the Employment Period, EXECUTIVE shall serve as Chief Executive Officer of the Company on a full-time basis and shall have the normal duties, responsibility and authority of the Chief Executive Officer of the Company, as specified by the Company's Board of Directors from time to time. EXECUTIVE's duties to the Company shall be those customarily assigned to an executive holding similar positions in a comparable corporation engaged in a business similar to the business of the Company. EXECUTIVE shall devote substantially all of his time to the activities of the Company working from the Company's headquarters in San Diego, California, or other business locations, subject to Company-related business travel. EXECUTIVE shall use all reasonable commercial efforts to do and perform all services, acts, or responsibilities necessary or advisable to carry out the job duties of the Chief Executive Officer of the Company, as reasonably assigned by the Board of Directors of the Company from time to time; provided, however, that at all times during his employment EXECUTIVE shall be subject to the direction and policies and procedures from time to time established by the Board of Directors of the Company.

      1.3 Commencing on February 25, 2005 and continuing during the Employment Period, EXECUTIVE shall serve as the Chief Executive Officer of the Parent. EXECUTIVE

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shall have the normal duties, responsibilities and authority of the Chief
Executive Officer of the Parent, as specified by the Parent's Board of Directors from time to time. Notwithstanding the provisions of Paragraph 1.2, EXECUTIVE shall use all reasonable commercial efforts to do and perform all services, acts, or responsibilities necessary or advisable to carry out the job duties of Chief Executive Officer of the Parent, as reasonably assigned by the Board of Directors of the Parent from time to time; provided, however, that at all times during his service as Chief Executive Officer of the Parent, EXECUTIVE shall be subject to the direction and policies and procedures from time to time established by the Board of Directors of the Parent. EXECUTIVE's duties to the Parent shall be those customarily assigned to an executive holding similar positions in a comparable corporation engaged in a business similar to the business of the Parent. In his role as Chief Executive Officer of the Parent, EXECUTIVE shall devote such of his time as is appropriate (in light of his position with the Company) to the activities of the Parent working from the Parent's headquarters in San Diego, California, or other business locations, subject to Parent-related business travel. Executive shall not receive any compensation or benefits for such services other than the compensation and benefits provided for in this Agreement.

2.    LOYAL AND CONSCIENTIOUS PERFORMANCE.

      2.1 During his employment with the Company, EXECUTIVE shall faithfully and diligently devote EXECUTIVE's full business time and efforts to the performance of his duties as the Chief Executive Officer of the Company (except as otherwise provided in Paragraph 1.3 above and Paragraph 2.2 below), with the degree of loyalty and care prescribed by law, provided that EXECUTIVE shall be permitted to continue to serve on the boards of directors/trustees/advisors of Scientific Materials, Inc. and San Diego Children's Museum, and no other boards of directors or similar obligations, unless approved by the Parent's Board of Directors, so long as his services do not materially and adversely affect EXECUTIVE's ability to perform his duties hereunder as reasonably determined by the Parent's Board of Directors. This Employment Agreement is a personal services contract whereby the Company and Parent are engaging the services of EXECUTIVE.

      2.2 The Company and the Parent agree that EXECUTIVE may devote up to three business days per month pursuing outside business interests provided such business interests do not compete with the Company's or the Parent's business.

3.    TERM OF EMPLOYMENT.

      3.1 EXECUTIVE shall be employed pursuant to the terms of this Agreement for a term beginning on the Effective Date and expiring at midnight on December 31, 2008. The term of employment, including any extension period contemplated in Paragraph 3.2 below, shall be referred to as the "Employment Period."

      3.2 This Agreement and EXECUTIVE's employment hereunder may be extended for such period following December 31, 2008, and upon such terms and conditions, as shall be mutually agreed upon by the Company, the Parent and EXECUTIVE and set forth in a written amendment to this Agreement.

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      3.3 Notwithstanding Paragraphs 3.1 and 3.2, EXECUTIVE's employment may terminate in accordance with Paragraph 5 and, in the event of such termination, the Employment Period shall end on the Date of Termination (as defined in Paragraph 5.8 below).

4.    COMPENSATION AND BENEFITS.

      4.1 Beginning with the Effective Date, and during the Employment Period, Company shall pay EXECUTIVE a salary (the "Base Salary") of three hundred fifty thousand dollars ($350,000) per year, payable bi-weekly in accordance with the Company's normal payroll practices for EXECUTIVE, such salary subject to adjustment from time to time pursuant to periodic reviews by the Company's Board of Directors (with input, if any, from the Compensation Committee of the Board of Directors of Parent).

      4.2 The Company shall pay EXECUTIVE a success bonus in the amount of three hundred thousand dollars ($300,000) as follows:

                  (i) Not later than fourteen (14) days after the Effective Date, the Company shall pay EXECUTIVE a lump sum payment in cash in the amount of one hundred fifty thousand dollars ($150,000), and

                  (ii) The Company shall pay EXECUTIVE an additional lump sum payment in cash in the amount of one hundred fifty thousand dollars ($150,000) on (or promptly after) the earliest to occur of the following events:

                        (i) September 30, 2005, provided EXECUTIVE is still
                  employed by the Company on such date; and

                        (ii) the date on which EXECUTIVE ceases to be employed
                  by the Company, unless such cessation of employment occurs as a result of a termination for Cause.

      4.3 During the Employment Period, EXECUTIVE's annual target performance bonus ("Target Performance Bonus") shall be eighty percent (80%) of EXECUTIVE's Base Salary, and EXECUTIVE shall be eligible to be paid an annual performance bonus with respect to each calendar year (including 2004), with the amount of such bonus to be paid to EXECUTIVE determined in accordance with the Company's prevailing annual performance bonus practices that are used to determine annual performance bonuses for the senior executives of the Company generally; provided, however, that, in the event EXECUTIVE is employed by the Company on December 31, 2008, then EXECUTIVE shall be paid any final installment of his 2008 annual performance bonus, calculated as set forth above, on the date on which the final installments of the 2008 annual performance bonuses for senior executives are paid, without regard to whether EXECUTIVE is then employed by the Company.

      4.4 The EXECUTIVE shall be entitled to the following benefits during the Employment Period:

            (a) All benefits to which other executive officers of the Company are entitled as determined by the Company's Board of Directors, on terms no less favorable than other such

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participants, including but not limited to, participation in any and all retirement plans, bonus and incentive payment programs (provided that such participation would not duplicate Executive's bonus entitlement pursuant to Paragraph 4.3), group life insurance policies and plans, medical, health, dental and disability insurance policies and plans, and the like, which may be maintained by the Company for the benefit of its executive officers.

            (b) Four (4) weeks of Scheduled Time Off ("STO") per year under the Company's Paid Time Off ("PTO") policy, which shall accrue and may be used by EXECUTIVE in accordance with the Company's then prevailing PTO practices. EXECUTIVE shall also be entitled to paid holidays and paid personal/sick days, in a manner consistent with the Company's policies and practices for senior executives.

      4.5 The Company shall reimburse EXECUTIVE for all reasonable out-of-pocket expenses incurred by him in the course of performing his duties under this Agreement (whether such reimbursement is sought before or after termination of this Agreement), to the extent consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses pursuant to Company policy.

      4.6 All of EXECUTIVE's compensation shall be subject to applicable federal and state withholding taxes and any other employment taxes as are required to be collected or withheld by the Company.

      4.7 The Parent has adopted the Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "Parent Plan"). Not later than sixty (60) days after the Effective Date, the Parent shall grant, or cause to be granted, to EXECUTIVE the awards described in Exhibit A hereto (the "Awards") under the Plan. The terms and conditions of the Awards shall be set forth in the Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (attached as Attachment A-1 or Attachment A-4 hereto, as applicable), the Stock Option Grant Notice and Non-Qualified Stock Option Agreement (attached as Attachment A-2 or Attachment A-5 hereto, as applicable) and the Deferred Stock Unit Award Grant Notice and Deferred Stock Unit Award Agreement (attached as Attachment A-3 hereto), respectively, and shall be subject to the terms and conditions of the Plan (as in effect from time to time).

      4.8 If, during the Employment Period, all or substantially all of the assets of the Company or shares of stock of the Company or Parent having fifty percent (50%) or more of the voting rights of the total outstanding stock of the Company or Parent, as the case may be, are sold with the approval of or pursuant to the active solicitation of the Board of Directors of the Company or the Board of Directors of the Parent, whichever is applicable, to a strategic investor (i.e. an investor whose primary business is not financial investing) the Company shall pay to EXECUTIVE a stay bonus in a lump sum payment in cash in an amount equal to EXECUTIVE's Base Salary (at the annual rate then in effect) for a period of eighteen (18) months, if the EXECUTIVE continues his Employment with the Company (or its successor) for a two (2) month period commencing on the date of the closing of such sale. Such lump sum cash payment shall be made within fifteen (15) days following the expiration of the two (2) month period.

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      4.9 Not later than March 31, 2006, Parent and the Company will perform an annual performance review of EXECUTIVE and a review of EXECUTIVE's compensation and benefits relative to compensation and benefits provided to executives holding similar positions in comparable corporations engaged in a business similar to the business of Parent and the Company, and following such reviews, Parent, the Company and EXECUTIVE agree to confer and negotiate in good faith any appropriate adjustments to the compensation and benefits payable pursuant to this Paragraph 4.

5.    TERMINATION OF EMPLOYMENT.

      5.1 EXECUTIVE's employment under this Agreement shall terminate without notice upon the date of EXECUTIVE's death. In the event of EXECUTIVE's death, all rights of EXECUTIVE to compensation hereunder shall automatically terminate immediately upon his death, except that EXECUTIVE's heirs, personal representatives or estate shall be entitled to any unpaid portion of his salary and accrued benefits earned up to the date of his death, including a pro rata share of EXECUTIVE's Target Performance Bonus for the year of his death.

      5.2 The Company may terminate EXECUTIVE's employment under this Agreement after thirty (30) days notice in the event that EXECUTIVE is unable to substantially perform his duties for an aggregate period of sixty (60) days during any 180-day period resulting from EXECUTIVE's incapacity due to a physical or mental disability after attempts to reasonably accommodate EXECUTIVE's disability have failed. In the event that, during the Employment Period, EXECUTIVE's employment is terminated for disability, EXECUTIVE shall be entitled to any unpaid portion of his salary and accrued benefits earned up to the Date of Termination, including a pro rata share of EXECUTIVE's Target Performance Bonus for the year in which his termination occurs.

      5.3 The Company may terminate EXECUTIVE's employment under this Agreement for Cause (as defined in Paragraph 5.5 below). In the event that, EXECUTIVE's employment is terminated by the Company for Cause during the Employment Period, EXECUTIVE shall be entitled to any unpaid portion of his salary and accrued benefits earned up to the Date of Termination.

      5.4 The Company may terminate EXECUTIVE's employment under this Agreement other than for Cause, and EXECUTIVE may terminate his employment under this Agreement for Good Reason (as defined in Paragraph 5.6 below). In the event that, EXECUTIVE's employment is terminated by the Company other than for Cause, or by EXECUTIVE for Good Reason, during the remaining Employment Period, EXECUTIVE shall be entitled to the following:

            (a) EXECUTIVE shall be entitled to any unpaid portion of his salary and accrued benefits earned up to the Date of Termination.

            (b) The Company shall pay EXECUTIVE (i) a severance benefit in the form of a lump sum payment in cash in an amount equal to the EXECUTIVE's Base Salary (at the annual rate then in effect) for a period of nine (9) months which shall be made within thirty (30) days after the date of termination and (ii) monthly payments for nine months commencing on the first day of the ninth month following the date of termination equal to the EXECUTIVE's Base

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Salary; provided, however, that the monthly severance benefit shall be reduced by the amount, if any, that the EXECUTIVE receives from employment with a subsequent employer or for services as an independent contractor during the period during which the monthly payments are paid. Upon written request from the Company, made not more than monthly during the period during which such monthly payments are paid, EXECUTIVE shall furnish the Company with a statement as to whether he is employed or acting as an independent contractor and the amount of compensation (including salary, wages, bonuses and fees for services) therefrom; if EXECUTIVE fails to furnish the statement within thirty (30) days of the Company's request or furnishes a materially false statement, the Company may, in its sole discretion, reduce or permanently discontinue any further monthly payments under this Paragraph 5.4.2. Notwithstanding the foregoing, no payments shall be made to EXECUTIVE under this Paragraph 5.4.2 in the event that EXECUTIVE has been paid or is entitled to a payment under Paragraph 4.8.

            (c) In the event that the Date of Termination occurs on or prior to December 31, 2005, the Company shall pay EXECUTIVE an additional lump sum payment in cash in an amount equal to the excess (if any) of: (i) EXECUTIVE's Target Performance Bonus for 2005, over (ii) any portion of EXECUTIVE's annual performance bonus for 2005 already paid to EXECUTIVE. Such lump sum cash payment shall be made within thirty (30) days after the Date of Termination and shall be in lieu of any annual performance bonus with respect to 2005, or any remaining installments thereof, otherwise payable under Paragraph 4.3.

            (d) To the extent EXECUTIVE elects continuation health care coverage for EXECUTIVE and his eligible dependents under Section 4980B of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and Sections 601-608 of the Employee Retirement Income Security Act of 1974, as amended from time to time (collectively, "COBRA Coverage"), EXECUTIVE shall not-be required to pay premiums for such COBRA Coverage for the eighteen (18) month period commencing on the Date of Termination (or, if earlier, until EXECUTIVE is eligible for comparable coverage with a subsequent employer).

            (e) EXECUTIVE shall not be required to mitigate the amount of any payment provided for in this Paragraph 5.4 by seeking other employment or otherwise nor, except as provided in Paragraphs 5.4.2 and 5.4.4, shall the amount of any payment or benefit provided for in this Paragraph 5.4 be reduced by any compensation or benefits earned by EXECUTIVE as the result of employment by another employer or self-employment, by retirement benefits, by offset against any amount claimed to be owed by EXECUTIVE to the Company, or otherwise.

      5.5 For purposes of this Paragraph 5, "Cause" shall mean termination of EXECUTIVE's employment by the Company: (i) upon EXECUTIVE's willful failure substantially to perform EXECUTIVE's duties with the Company (or the Parent) (other than any such failure resulting from EXECUTIVE's incapacity due to physical or mental illness or any such actual or anticipated failure after EXECUTIVE's issuance of a Notice of Termination (as defined below) for Good Reason), as reasonably determined by the Company, after a written demand for substantial performance is delivered to EXECUTIVE by the Board of Directors of the Company, which demand specifically identifies the manner in which the Board of Directors of the Company believes that EXECUTIVE has not substantially performed such duties, provided that the EXECUTIVE shall have been given a reasonable period, not to exceed fifteen

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(15) days, in which to cure such failure (provided such failure is capable of being cured), (ii) upon EXECUTIVE's willful failure substantially to follow and comply with the specific and lawful directives of the Board of Directors of the Company (or the Board of Directors of the Parent) which are consistent with EXECUTIVE's duties with the Company (or the Parent), as reasonably determined by the Board of Directors of the Company (other than any such failure resulting from EXECUTIVE's incapacity due to physical or mental illness or any such actual or anticipated failure after EXECUTIVE's issuance of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to EXECUTIVE by the Board of Directors of the Company, which demand specifically identifies the manner in which the Board of Directors of the Company believes that EXECUTIVE has not substantially performed such directives, provided that the EXECUTIVE shall have been given a reasonable period not to exceed fifteen
(15) days in which to cure such failure (provided such failure is capable of being cured), (iii) upon EXECUTIVE's commission of an act of fraud or dishonesty materially impacting or involving the Company (or the Parent), or (iv) upon EXECUTIVE's willful engagement in illegal conduct or gross misconduct. Notwithstanding the foregoing, EXECUTIVE's employment shall not be deemed terminated for "Cause" pursuant to this Paragraph 5.5 unless and until there shall have been delivered to EXECUTIVE a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors of the Company at a meeting of the Board of Directors of the Company held within three (3) days (or such longer time period as the Board of Directors of the Company may determine) after the Company provides the EXECUTIVE with notice that it has determined that an event described in clauses (i) through (iv) of this Paragraph 5.5 has occurred, at which the EXECUTIVE, together with EXECUTIVE's counsel may be heard for a period of no more than three (3) hours before the Company. The determination of whether the EXECUTIVE's employment shall be terminated for "Cause" shall be made by the Board of Directors of the Company in its sole discretion.

      5.6 For purposes of this Paragraph 5, "Good Reason" shall mean, without EXECUTIVE's express written consent, the occurrence of any of the following circumstances unless such circumstances are cured (provided such circumstances are capable of being cured) prior to the Date of Termination specified in the Notice of Termination given in respect thereof: (i) the continuous assignment to EXECUTIVE of any duties materially inconsistent with EXECUTIVE's positions with the Company (or the Parent), a significant adverse alteration in the nature or status of EXECUTIVE's responsibilities or the conditions of EXECUTIVE's employment with the Company (or the Parent), or any other action that results in a material diminution in EXECUTIVE's position, authority, title, duties or responsibilities with the Company (or the Parent); (ii) reduction of EXECUTIVE's annual Base Salary as in effect on the Effective Date or as the same may be increased from time to time thereafter; (iii) the relocation of the Company's offices at which EXECUTIVE is principally employed to a location more than sixty
(60) miles from such location, but only after the EXECUTIVE has commuted for a period of one year to the new location (with the Company bearing the reasonable cost of such commuting); (iv) the Company's failure to pay EXECUTIVE any portion of EXECUTIVE's current compensation; (v) the Company's failure to continue in effect any material compensation or benefit plan in which EXECUTIVE participates, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the Company's failure to continue EXECUTIVE's participation therein (or in such substitute or alternative plan) on the basis not materially less favorable, both in terms of the amount of

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benefits provided and the level of EXECUTIVE's participation relative to other participants; (vi) the Company's failure to continue to provide EXECUTIVE with benefits substantially similar in the aggregate to those enjoyed by EXECUTIVE under any of the Company's life insurance, medical, health and accident, disability, pension, retirement, or other benefit plans in which EXECUTIVE or EXECUTIVE's eligible family members were participating immediately prior thereto, or the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits; or (vii) the continuation or repetition, after written notice of objection from EXECUTIVE, of harassing or denigrating treatment of EXECUTIVE by the Company inconsistent with EXECUTIVE's position with the Company or (viii) if a successor to Company does not retain EXECUTIVE'S services for at least one year on substantially the same terms as Sections 4.1 and 4.2 of this Agreement which includes the obligation to assume the Company's obligations under this Agreement. EXECUTIVE's right to terminate employment with the Company pursuant to Paragraph 5.4 shall not be affected by EXECUTIVE's incapacity due to physical or mental illness. EXECUTIVE's continued employment with the Company shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason thereunder. The appointment or election of EXECUTIVE as Chief Executive Officer of the Company (or the Parent) and the assignment to EXECUTIVE of the duties, responsibilities and authority of such positions shall not constitute "Good Reason."

      5.7 Any purported termination of EXECUTIVE's employment by the Company for Cause or other than for Cause, or by EXECUTIVE for Good Reason, shall be communicated by Notice of Termination to the other party hereto in accordance with Paragraph 10. "Notice of Termination" shall mean a written notice that shall indicate the specific termination provision in this Paragraph 5 relied upon and shall set forth in reasonable detail any facts and circumstances claimed to provide a basis for the termination of employment under the provision so indicated.

      5.8 For purposes of this Paragraph 5, "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a termination by the Company for Cause may occur immediately upon giving the Notice of Termination, and, in the case of a termination by the Company other than for Cause, or by EXECUTIVE for Good Reason, shall not be less than fifteen (15) nor more than sixty (60) days after the date such Notice of Termination is given), or, if EXECUTIVE's employment terminates by reason of EXECUTIVE's death or disability, the date of such termination.

      5.9 In consideration of, and as a condition to receiving, the benefits to be provided to EXECUTIVE under this Paragraph 5 (other than any unpaid portion of his salary and accrued benefits earned up to the Date of Termination), EXECUTIVE (or, in the event of EXECUTIVE's death, the executor or legal representative of his estate) shall execute and deliver to the Company and to the Parent, the "General Release" set forth on Exhibit B hereto on or after the Date of Termination and not later than twenty-one (21) days after the Date of Termination (or, in the event that the termination of EXECUTIVE's employment with the Company is in connection with an exit incentive or other employment termination program offered to a group or class of employees, not later than forty-five (45) days after the Date of Termination (or, if later, the date EXECUTIVE is provided with the information required in accordance with Section 3(f) of the General Release)). In the event that EXECUTIVE fails to execute and deliver the General Release in accordance with this Paragraph 5.9, or EXECUTIVE revokes the General Release in accordance with the terms thereof, EXECUTIVE shall not receive the benefits set forth in this

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Paragraph 5 (other than any unpaid portion of his salary and accrued benefits earned up to the Date of Termination).

      5.10 As further consideration for the benefits to be provided under this Paragraph 5 (other than any unpaid portion of his salary and accrued benefits earned up to the Date of Termination), EXECUTIVE hereby agrees as follows:

            (a) For the period commencing on the Date of Termination and terminating on the second anniversary thereof, EXECUTIVE shall not, either on EXECUTIVE's own account or jointly with or as a manager, agent, officer, employee, consultant, partner, joint venturer, owner or shareholder or otherwise on behalf of any other person, firm or corporation, directly or indirectly solicit or attempt to solicit away from the Company, the Parent, or any of their respective affiliates, any of their respective officers or employees or offer employment to any person who, on or during the six (6) months immediately preceding the date of such solicitation or offer, is or was an officer or employee of the Company, the Parent, or any of their respective affiliates; provided, however, that a general advertisement to which an officer or employee of the Company, the Parent, or any of their respective affiliates, responds and any employment resulting from such response shall in no event be deemed to result in a breach of this Paragraph 5.10.1.

            (b) In the event that EXECUTIVE breaches the provisions of Paragraph 5.10.1, or threatens to do so, in addition to and without limiting or waiving any other remedies available to the Company or the Parent in law or in equity, the Company or the Parent shall be entitled to immediate injunctive relief in any court having the capacity to grant such relief, to restrain such breach or threatened breach and to enforce Paragraph 5.10.1. EXECUTIVE acknowledges that it is impossible to measure in money the damages that the Company will sustain in the event that EXECUTIVE breaches or threatens to breach Paragraph 5.10.1 and, in the event that the Company or the Parent institutes any action or proceeding to enforce Paragraph 5.10.1 seeking injunctive relief, EXECUTIVE hereby waives and agrees not to assert or use as a defense a claim or defense that the Company or the Parent has an adequate remedy at law. Also, in addition to any other remedies available to the Company or the Parent in law or in equity, in the event that EXECUTIVE breaches the provisions of Paragraph 5.10.1 in any material respect, EXECUTIVE shall forfeit EXECUTIVE's right to further benefits under Paragraph 5 and EXECUTIVE shall be obligated to repay to the Company the benefits that EXECUTIVE has received under Paragraph 5.

      5.11 Notwithstanding the foregoing provision of this Paragraph 5, the payments provided for in this Paragraph 5 (other than unpaid salary earned prior to termination and the monthly severance payments pursuant paragraph 5.4.2) shall be made not later than the tenth day following the date on which the General Release by EXECUTIVE becomes irrevocable.

6.    PARACHUTE PAYMENT EXCISE TAX GROSS-UP.

      6.1 In the event that the EXECUTIVE'S employment under this Agreement is
(i) terminated by the Company other than for Cause or (ii) by the EXECUTIVE for Good Reason, in each case within one (1) year of a Change in Control (as defined in the Parent Plan, as in effect on the Effective Date) and it is determined under this Paragraph 6 that any payment or benefit to EXECUTIVE or for EXECUTIVE's benefit or on EXECUTIVE's behalf (whether

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paid or payable or distributed or distributable) pursuant to the terms of this
Agreement or any other agreement, arrangement or plan with the Company or any Affiliate (as defined below) (individually, a "Payment" and collectively, the "Payments") would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then EXECUTIVE shall be entitled to receive from the Company one or more additional payments (individually, a "Gross-Up Payment" and collectively, the "Gross-Up Payments"), such that the net amount of the Payments and the Gross-Up Payments retained by EXECUTIVE after the payment of all Excise Taxes (and any interest or penalties imposed with respect to such Excise Taxes) on the Payments, and all federal, state and local income tax, employment tax and Excise Taxes (including any interest or penalties imposed with respect to such taxes) on the Gross-Up Payments provided for in this Paragraph 6, shall be equal to the Payments. For purposes of this Paragraph 6, an "Affiliate" shall mean Parent, any successor to all or substantially all of the business and/or assets of the Company or the Parent, any person acquiring ownership or effective control of the Company or the Parent or ownership of a substantial portion of the assets of the Company or the Parent, or any person whose relationship to the Company, the Parent or such person is such as to require attribution under
Section 318(a) of the Code.

            (a) All determinations required to be made under this Paragraph 6, including whether and when any Gross-Up Payment is required and the amount of such Gross-Up Payment, and the assumptions to be utilized in arriving at such determinations shall be made by the Accountants (as defined below) which shall provide EXECUTIVE and the Company with detailed supporting calculations with respect to such Gross-Up Payment within fifteen (15) business days of the receipt of notice from EXECUTIVE or the Company that EXECUTIVE has received or will receive a Payment. For the purposes of this Paragraph 6, the "Accountants" shall mean the Company's independent certified public accountants serving immediately prior to the "change in the ownership or effective control of a corporation" or "change in the ownership of a substantial portion of the assets of a corporation", as defined in Code Section 280G, with respect to which the determination is being made. In the event that the Accountants are also serving as the accountants or auditors for the individual, entity or group effecting the "change in the ownership or effective control of a corporation" or "change in the ownership of a substantial portion of the assets of a corporation", as defined in Code Section 280G, with respect to which the determination is being made, Company shall appoint another nationally recognized public accounting firm, reasonably acceptable to the EXECUTIVE, to make the determinations required hereunder (which accounting firm shall then be referred to as the Accountants hereunder). All fees and expenses of the Accountants shall be borne solely by the Company.

            (b) For the purposes of determining whether any of the Payments will be subject to the Excise Tax and the amount of such Excise Tax, such Payments shall be treated as "parachute payments" within the meaning of Section 280G of the Code, and all "parachute payments" in excess of the "base amount" (as defined under Section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless and except to the extent that, in the opinion of the Accountants, such Payments (in whole or in part) either do not constitute "parachute payments" or represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4) of the Code) in excess of the "base amount," or such "parachute payments" are otherwise not subject to such Excise Tax.

            (c) For purposes of determining the amount of the Gross-Up Payment, EXECUTIVE shall be deemed to pay federal income taxes at the highest applicable marginal rate of federal income taxation for the calendar year in which the Gross-Up Payment is to be made and to pay any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year (determined without regard to limitations on deductions based upon the amount of EXECUTIVE's adjusted gross income); and to have otherwise allowable deductions for federal, state and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross-Up Payment in EXECUTIVE's adjusted gross income. To the extent practicable, any Gross-Up Payment with respect to any Payment shall be paid by the Company at the time EXECUTIVE is entitled to receive the Payment and in no event will any Gross-Up Payment be paid later than five days after the receipt by EXECUTIVE of the Accountant's determination.

            (d) Any determination by the Accountants shall be binding upon the Company and EXECUTIVE. As a result of uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accountants hereunder, it is possible that the Gross-Up Payment made will have been an amount less than the Company should have paid pursuant to this Paragraph 6 (the "Underpayment"), or more than the Company should have paid pursuant to this Paragraph 6 (the "Overpayment"). In the event that the Company exhausts its remedies pursuant to Paragraph 6 and EXECUTIVE is required to make a payment of any Excise Tax, the Underpayment shall be promptly paid by the Company to or for EXECUTIVE's benefit (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code. In the event it is determined that there has been an Overpayment, the Overpayment shall be promptly paid by EXECUTIVE to the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

            (e) EXECUTIVE shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable after EXECUTIVE is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. EXECUTIVE shall not pay such claim prior to the expiration of the 30-day period following the date on which EXECUTIVE gives such notice to the Company (or such shorter period ending on the date that any payment of taxes, interest and/or penalties with respect to such claim is due). If the Company notifies EXECUTIVE in writing prior to the expiration of such period that it desires to contest such claim, EXECUTIVE shall: (i) give the Company any information reasonably requested by the Company relating to such claim; (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company; (iii) cooperate with the Company in good faith in order to effectively contest such claim; and (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify EXECUTIVE for and hold EXECUTIVE harmless from, on an after-tax basis, any

Excise Tax or income or other taxes (including interest and penalties with respect thereto) imposed as a result of such representation and payment of all related costs and expenses.

            (f) Without limiting the foregoing provisions of this Paragraph 6, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct EXECUTIVE to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and EXECUTIVE agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs EXECUTIVE to pay such claim and sue for a refund, the Company shall advance the amount of such payment to EXECUTIVE, on an interest-free basis, and shall indemnify EXECUTIVE for and hold EXECUTIVE harmless from, on an after-tax basis, any Excise Tax or income or other taxes (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance (including as a result of any forgiveness by the Company of such advance); provided, further, that any extension of the statute of limitations relating to the payment of taxes for the taxable year of EXECUTIVE with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and EXECUTIVE shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

            (g) Notwithstanding the foregoing provisions of this Paragraph 6.1, if the EXECUTIVE terminated his employment for Good Reason, he shall, upon the written request of the Company and reasonable advance notice, provide consulting services to the Company (or to the Parent at the direction of the Company, or both) for up to three (3) days per month for up to a one (1) year period following his Date of Termination. The EXECUTIVE shall be entitled to payment by the Company in the amount of $1,500 for each day on which he provides consulting services pursuant to such written request from the Company. The Company and the EXECUTIVE shall mutually use their best efforts to schedule the date or dates on which EXECUTIVE will provide the requested consulting services so as not to prevent EXECUTIVE from being gainfully employed by a subsequent employer, and shall be arranged so as to reasonably accommodate EXECUTIVE's vacation or other personal affairs. Notwithstanding any other provision of this Paragraph 6, if EXECUTIVE refuses or otherwise fails to perform the requested consulting services, if any, he shall forfeit his right to the payment of any Gross-Up Payments or indemnification hereunder, and if any such Gross-Up Payments or indemnification had previously been paid by the Company to the EXECUTIVE hereunder, EXECUTIVE shall promptly repay such amount or amounts to the Company within five (5) business days following the Company's written demand therefor.

            (h) Notwithstanding the foregoing provisions of this Paragraph 6, in no event shall the Company's liability for Gross-Up Payments as indemnification under this Paragraph 6 exceed one million dollars ($1,000,000).

      6.2 In the event of the termination of EXECUTIVE's employment with the Company, any Gross-Up Payment to be made to EXECUTIVE pursuant to this Section 6 shall be made not later than the tenth day following the date on which the General Release by EXECUTIVE becomes irrevocable (or, if later, the tenth day following the date the "change in the ownership or effective control of a corporation" or "change in a substantial portion of the assets of a corporation" occurs); provided, however, if the Gross-Up Payment cannot be finally determined on or before such day, the Company shall pay to EXECUTIVE on such day an estimate, as determined in good faith by the Company, of the minimum amount of such Gross Up Payment and shall pay the remainder of such Gross-Up Payment (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated Gross-Up Payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to EXECUTIVE, payable on the fifth day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

7.    PROPRIETARY AND CONFIDENTIAL INFORMATION.

      7.1 Prior to the execution of this Agreement, EXECUTIVE executed the Company's standard form of Invention Disclosure, Confidentiality and Proprietary Rights Agreement which, among other matters, requires EXECUTIVE to maintain the confidentiality of certain Company information. Such Invention Disclosure, Confidentiality and Proprietary Rights Agreement shall remain in full force and effect in accordance with the terms and conditions thereof.

      7.2 EXECUTIVE will exercise reasonable care, consistent with good business judgment to preserve in good working order, subject to reasonable wear and tear from authorized usage, and to prevent loss of, any equipment, instruments or accessories of the Company in his custody for the purpose of conducting the business of the Company. Upon request, EXECUTIVE will promptly surrender the same to the Company at the conclusion of his employment, or if not surrendered, EXECUTIVE will account to the Company to its reasonable satisfaction as to the present location of all such instruments or accessories and the business purpose for their placement at such location. At the conclusion of EXECUTIVE's employment with the Company, he agrees to return such instruments or accessories to the Company or to account for same to the Company's reasonable satisfaction.

8.    TERMINATION OF SEVERANCE BENEFITS AGREEMENT.

      8.1 In consideration of the execution and delivery of this Agreement by the Company and the Parent, the Severance Agreement, dated May 30, 2003, by and among EXECUTIVE, the Parent and the Company (the "Severance Benefits Agreement") is hereby terminated effective as of the Effective Date. From and after the Effective Date, EXECUTIVE waives any and all rights, claims, benefits and awards under the Severance Agreement and releases the Parent and the Company from any liability or obligation for any and all rights, claims, benefits or awards due EXECUTIVE thereunder.

9.    ASSIGNMENT AND BINDING EFFECT.

      9.1 This Agreement shall be binding upon and inure to the benefit of EXECUTIVE and EXECUTIVE's heirs, executors, administrators, estate, beneficiaries, and legal representatives. Neither this Agreement nor any rights or obligations under this Agreement shall be assignable by either party without the prior express written consent of the other party; provided, however, that the Company may assign this Agreement and its rights and obligations hereunder to any successor in interest to the Company. This Agreement shall be binding upon and inure to the benefit of the Company and its successors, assigns and legal representatives.

10.   NOTICES.

      10.1 All notices or demands of any kind required or permitted to be given by the Company, the Parent or EXECUTIVE under this Agreement shall be given in writing and shall be personally delivered (and receipted for) or sent by facsimile (with confirmation of receipt), or sent by recognized commercial overnight courier, or mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company:

      Cricket Communications, Inc.
      Attention: General Counsel
      10307 Pacific Center Court
      San Diego, CA 92121
      Telephone: (858) 882-6000
      Facsimile: (858) 882-6080

If to the Parent:

      Leap Wireless International, Inc.
      Attention: General Counsel
      10307 Pacific Center Court
      San Diego, CA 92121
      Telephone: (858) 882-6000
      Facsimile: (858) 882-6010

If to EXECUTIVE:

      Stewart D. Hutcheson
      855 San Antonio Place
      San Diego, CA 92106
      Telephone: (619) 226-4225

Any such written notice shall be deemed received when personally delivered or upon receipt in the event of facsimile or overnight courier, or three (3) days after its deposit in the United States mail by certified mail as specified above. Either Party may change its address for notices by giving notice to the other Party in the manner specified in this section.

11.   CHOICE OF LAW.

      11.1 This Agreement is made in San Diego, California. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of California, without regard- to the conflicts of law principles thereof. Any controversy or claim arising out of or relating to this Agreement or breach hereof, whether involving remedies at law or in equity, or arising out of or relating to the rights, duties or obligations of the Company or of EXECUTIVE shall be brought and adjudicated exclusively in San Diego County, California or in such other location as the parties may agree.

12.   INTEGRATION AND AMENDMENT.

      12.1 This Agreement and the Invention Disclosure, Confidentiality and Proprietary Rights Agreement referred to in Paragraph 7.1 contain the entire agreement of the parties relating to the subject matter hereof, and supersede all prior oral and written employment agreements or arrangements between the Parties, including without limitation, the Executive Employment Agreement among the Parties made and entered into as of January 10, 2005, as amended. This Agreement cannot be amended or modified except by a written agreement signed by EXECUTIVE, the Company and the Parent.

13.   WAIVER.

      13.1 No term, covenant or condition of this Agreement or any breach thereof shall be deemed waived, except with the written consent of the Party against whom the waiver is claimed, and any waiver of any such term, covenant, condition or breach shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other term, covenant, condition or breach. No failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by either party hereto shall constitute a waiver thereof or shall preclude any other or further exercise of the same or any other right, power or remedy.

14.   SEVERABILITY.

      14.1 The unenforceability, invalidity, or illegality of any provision of this Agreement shall not render any other provision of this Agreement unenforceable, invalid or illegal.

15.   INTERPRETATION, CONSTRUCTION.

      15.1 The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement. The Parties acknowledge that each Party and its counsel has reviewed and revised, or had an opportunity to review and revise, this Agreement, and the normal rule of construction to the effect any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

16.   ATTORNEYS' FEES.

      16.1 In any arbitration of a controversy or claim arising out of or relating to this Agreement or the breach thereof, or any lawsuit to enforce a resulting arbitration award, the parties shall bear their own costs and expenses (including legal expenses), provided, however, that if the

Company makes a binding offer to settle the dispute (subject only to reasonable and customary conditions) for an amount of money, which offer is rejected (the "Offer") and the arbitration award is in an amount less than the Offer, the Company shall be entitled to recover reasonable fees and costs, including legal expenses) incurred in the arbitration or in any action to enforce the arbitration or this Paragraph 16.1 from the EXECUTIVE.

      16.2 The Company hereby agrees to pay EXECUTIVE's reasonable legal fees and expenses up to five thousand dollars $5,000 incurred in connection with the negotiation of this Agreement and any related agreements and documents.

17.   COUNTERPARTS.

      17.1 This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall together constitute an original thereof.

18.   REPRESENTATIONS AND WARRANTIES.

      18.1 EXECUTIVE Representations and Warranties. EXECUTIVE represents and warrants that he is not restricted or prohibited, contractually or otherwise, from entering into and performing each of the terms and covenants contained in this Agreement, and that his execution and performance of this Agreement will not violate or breach any other agreement between EXECUTIVE and any other person or entity.

      18.2 Company Representatives and Warranties.

                  (i) Due Authorization. The Company has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

                  (ii) Conflicts. The execution, delivery and performance of this Agreement by the Company, does not and will not (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of its Certificate of Incorporation, bylaws, or other governing documents or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which the Company is bound or to which any of the Company `s assets is subject.

19.   ARBITRATION.

      19.1 Any controversy or claim arising out or relating to this Agreement, or the breach hereof, whether involving remedies at law or in equity, or arising out of or relating to the rights, duties or obligations of the Company or of EXECUTIVE shall be settled by binding arbitration conducted in San Diego County, California, or in such other location as the parties may agree, in accordance with, and by an arbitrator appointed pursuant to, the National Rules for the

Resolution of Employment Disputes of the American Arbitration Association ("AAA") in effect at the time, and the judgment upon the award rendered pursuant thereto shall be in writing and may be entered in any court having jurisdiction, and all rights or remedies of the Company and of the EXECUTIVE to the contrary are hereby expressly waived. The AAA's administrative fees and the costs of the arbitrator shall be borne by the Company.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:                                 EXECUTIVE:

CRICKET COMMUNICATIONS, INC.                 /s/ S. Douglas Hutcheson

By:   /s/ Leonard C. Stephens

      Name:  Leonard C. Stephens

      Title: Senior Vice President,
             Human Resources

THE PARENT:

LEAP WIRELESS INTERNATIONAL, INC.

By:   /s/ Leonard C. Stephens

      Name:  Leonard C. Stephens

      Title: Senior Vice President,
             Human Resources

                                                                       EXHIBIT A

      AWARDS UNDER THE LEAP WIRELESS INTERNATIONAL, INC. 2004 STOCK OPTION,
                 RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN

1. Restricted Stock Awards:        Award of 90,000 shares of the Parent's Common
                                   Stock, par value $.0001 per share ("Parent
                                   Common Stock"), at a purchase price of $.0001 per share, subject to vesting conditions and repurchase and transfer restrictions set forth in Exhibit 1 A-1 attached hereto.

                                   Award of 9,487 shares of Parent Common
                                   Stock, at a purchase price of $.0001 per share, subject to vesting conditions and repurchase and transfer restrictions set forth in Exhibit A-4 attached hereto.

2. Stock Option Grants:            Grant of option to purchase 85,106 shares of
                                   Parent Common Stock, at an exercise price of $26.55 per share, subject to vesting and exercisability conditions set forth in
                                   Exhibit A-2 attached hereto.

                                   Grant of option to purchase 75,901 shares of Parent Common Stock, at an exercise price of $26.35 per share, subject to vesting and exercisability conditions set forth in Exhibit A-5 attached hereto.

3. Deferred Stock Unit Award:      Award of 30,000 shares of Deferred Stock
                                   Units, at a purchase price of $.0001 per share, fully vested and subject to deferred purchase conditions set forth in
                                   Exhibit A-3 attached hereto.

                                                                  ATTACHMENT A-1

                        LEAP WIRELESS INTERNATIONAL, INC.
                     2004 STOCK OPTION, RESTRICTED STOCK AND
                            DEFERRED STOCK UNIT PLAN

                     RESTRICTED STOCK AWARD GRANT NOTICE AND
                        RESTRICTED STOCK AWARD AGREEMENT

      Leap Wireless International, Inc. (the "COMPANY"), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN"), hereby grants to the holder listed below ("HOLDER"), the right to purchase the number of shares of the Company's Common Stock set forth below (the "SHARES") at the purchase price set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the "RESTRICTED STOCK AGREEMENT") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

HOLDER:                        Stewart D. Hutcheson

GRANT DATE:                    ______________, 2005

PURCHASE PRICE PER SHARE:      $0.0001 per share

TOTAL NUMBER OF SHARES OF
RESTRICTED STOCK:              [__________]

VESTING SCHEDULE:              The Shares shall be released from the
                               Company's Repurchase Option set forth in Section
                               3.1 of the Restricted Stock Agreement on the dates and in the percentages indicated in Exhibit
                               B to this Grant Notice.

      By his or her signature and the Company's signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Holder has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Holder is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit C.

LEAP WIRELESS INTERNATIONAL, INC.       HOLDER:

By: _________________________________   By: __________________________________
Print Name: _________________________   Print Name: Stewart D. Hutcheson
Title: ______________________________   Title: _______________________________
Address:   10307 Pacific Center Court   Address: _____________________________
           San Diego, California                 _____________________________
           92121

                                    EXHIBIT A

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                        RESTRICTED STOCK AWARD AGREEMENT

      Pursuant to the Restricted Stock Award Grant Notice ("GRANT NOTICE") to which this Restricted Stock Award Agreement (this "AGREEMENT") is attached, Leap Wireless International, Inc. (the "COMPANY") has granted to Holder the right to purchase the number of shares of Restricted Stock under the Company's 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN") indicated in the Grant Notice.

                                   ARTICLE I

                                    GENERAL

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II

                            GRANT OF RESTRICTED STOCK

      2.1 Grant of Restricted Stock. In consideration of Holder's past and/or continued employment with or service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Holder the right to purchase the number of shares of Common Stock set forth in the Grant Notice (the "SHARES"), upon the terms and conditions set forth in the Plan and this Agreement.

      2.2 Purchase Price. The purchase price of the Shares shall be as set forth in the Grant Notice, without commission or other charge. The payment of the purchase price shall be paid by cash or check.

      2.3 Issuance of Shares. The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Holder shall agree (the "ISSUANCE DATE"). Subject to the provisions of
Article IV below, on the Issuance Date, the Company shall issue the Shares (which shall be issued in Holder's name).

      2.4 Conditions to Issuance of Stock Certificates. The Shares, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions:

            (a) The admission of such Shares to listing on all stock exchanges on which such Common Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The lapse of such reasonable period of time following the Issuance Date as the Administrator may from time to time establish for reasons of administrative convenience; and

            (e) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by Holder to pay for such Shares, subject to Section 10.4 of the Plan.

      2.5 Rights as Stockholder. Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Article IV, Holder shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that any and all cash dividends paid on such Shares and any and all shares of Common Stock, capital stock or other securities received by or distributed to Holder with respect to the Shares as a result of any stock dividend stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Repurchase Option (as defined in Section 3.1 below) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement.

                                  ARTICLE III

                             RESTRICTIONS ON SHARES

      3.1 Repurchase Option. Subject to the provisions of Section 3.2 below, if Holder has a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, before all of the Shares are released from the Company's Repurchase Option (as defined below), the Company shall, upon the date of such Termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of sixty (60) days, commencing ninety (90) days after the date Holder has a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, to repurchase all or any portion of the Unreleased Shares (as defined below in Section 3.3) at such time (the "Repurchase Option") at the original cash purchase price per share (the "Repurchase Price"). The Repurchase Option shall lapse and terminate one hundred fifty (150) days after Holder has a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable. The Repurchase Option shall be exercisable by the Company by written notice to Holder or Holder's executor (with a copy to the escrow agent appointed pursuant to Section 4.1 below) and shall be exercisable, at the Company's option, by delivery to Holder or Holder's executor with such notice of a check in the amount of the Repurchase Price times the number of Shares to be repurchased (the "Aggregate Repurchase Price"). Upon delivery of such notice and the payment of the Aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. In the event the Company repurchases any Shares under this Section 3.1, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Company.

      3.2 Release of Shares from Repurchase Restriction. The Shares shall be released from the Company's Repurchase Option as indicated in Exhibit B to the Grant Notice. Any of the Shares released from the Company's Repurchase Option shall thereupon be released from the restrictions on transfer under Section 3.4. In the event any of the Shares are released from the Company's Repurchase Option, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Holder.

      3.3 Unreleased Shares. Any of the Shares which, from time to time, have not yet been released from the Company's Repurchase Option are referred to herein as "Unreleased Shares."

      3.4 Restrictions on Transfer. Unless otherwise permitted by the Administrator pursuant to the Plan, no Unreleased Shares or any dividends or other distributions thereon or any interest or right therein or part thereof, shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

                                   ARTICLE IV

                                ESCROW OF SHARES

      4.1 Escrow of Shares. To insure the availability for delivery of Holder's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3.1, Holder hereby appoints the Secretary of the Company, or any other person designated by the Administrator as escrow agent, as his or her attorney-in-fact to assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option pursuant to Section 3.1 and any dividends or other distributions thereon, and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Administrator, any share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached to the Grant Notice as Exhibit D to the Grant Notice. The Unreleased Shares and stock assignment shall be held by the Secretary of the Company, or such other person designated by the Administrator, in escrow, pursuant to the Joint Escrow Instructions of the Company and Holder attached as Exhibit E to the Grant Notice, until the Company exercises its Repurchase Option as provided in Section 3.1, until such Unreleased Shares are released from the Company's Repurchase Option, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares, the escrow agent shall deliver to Holder the certificate or certificates representing such Shares in the escrow agent's possession belonging to Holder in accordance with the terms of the Joint Escrow Instructions attached as Exhibit E to the Grant Notice, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement. If any dividends or other distributions are paid on the Unreleased Shares held by the escrow agent pursuant to this Section 4.1 and the Joint Escrow Instructions, such dividends or other distributions shall also be subject to the restrictions set forth in this Agreement and held in escrow pending release of the Unreleased Shares with respect to which such dividends or other distributions were paid from the Company's Repurchase Option.

      4.2 Transfer of Repurchased Shares. Holder hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Holder to the Company.

      4.3 No Liability for Actions in Connection with Escrow. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                                   ARTICLE V

                                OTHER PROVISIONS

      5.1 Adjustment for Stock Split. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, the Administrator shall make appropriate and equitable adjustments in the Unreleased Shares subject to the Repurchase Option and the number of Shares, consistent with any adjustment under Section 10.3 of the Plan. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or other securities which may be issued in respect of, in exchange for, or in substitution of the Shares, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

      5.2 Taxes. Holder has reviewed with Holder's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the

Grant Notice and this Agreement. Holder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Holder understands that Holder (and not the Company) shall be responsible for Holder's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Holder understands that Holder will recognize ordinary income for federal income tax purposes under Section 83 of the Code. In this context, "restriction" includes the right of the Company to repurchase the Shares pursuant to its Repurchase Option set forth in Section
3.1. Holder understands that Holder may elect to be taxed for federal income tax purposes at the time the Shares are purchased rather than as and when the Repurchase Option lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase. A form of election under Section 83(b) of the Code is attached to the Grant Notice as Exhibit F.

      HOLDER ACKNOWLEDGES THAT IT IS HOLDER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HOLDER'S BEHALF

      5.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Holder is subject to Section 16 of the Exchange Act, the Plan, the Shares and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      5.4 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Shares. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

      5.5 Restrictive Legends and Stop-Transfer Orders.

            (a) Any share certificate(s) evidencing the Shares issued hereunder shall be endorsed with the following legend and any other legend required by any applicable federal and state securities laws:

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY

      AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            (b) Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      5.6 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature on the Grant Notice. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      5.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      5.8 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      5.9 Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      5.10 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder and by a duly authorized representative of the Company.

      5.11 No Employment Rights. If Holder is an Employee, nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its

Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.

      5.12 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

                                    EXHIBIT B

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                               VESTING PROVISIONS

      Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Agreement to which this Exhibit B is attached.

      1. Time-Based Vesting. Subject to any accelerated vesting pursuant to paragraphs 2, 3 and 4 below, the Unreleased Shares shall be released from the Company's Repurchase Option in their entirety on the third anniversary of the Grant Date, if the Holder is an Employee, Director or Consultant on such date.

      2. Performance-Based Accelerated Vesting. If the Company's EBITDA (as defined below) and the Company's Net Adds (as defined below) both equal or exceed the respective Achievement Threshold amounts for 2005 as set forth in paragraph (a) below and/or both equal or exceed the respective Achievement Threshold amounts for 2006 as set forth in paragraph (b) below, then a certain percentage of the Unreleased Shares shall be released in accordance with the provisions of paragraphs (a) and (b) below; provided, however, that no Unreleased Shares shall be released pursuant to paragraphs (a) or (b) below if either the Company's EBITDA or Net Adds do not at least equal the Achievement Threshold amount for the applicable year.

            (a) Fiscal Year 2005. If the Company's EBITDA (as defined below) and Net Adds (as defined below) for the Fiscal Year 2005 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then a number of the Unreleased Shares shall be released from the Company's Repurchase Option on the applicable Performance Vesting Effective Date equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Restricted Stock subject to the Award (as shown in the Grant Notice).

                     2005 PERFORMANCE-BASED VESTING SCHEDULE

                                                  2005 Net Adds
                                    ----------------------------------------
                                    Threshold        Target          Maximum
                                      [***]           [***]           [***]
                                    ---------        ------          ------
     2005          Threshold               10%         12.5%             15%
                     [***]
    EBITDA
(in thousands)
                    Target               12.5%           20%           22.5%
                     [***]

                    Maximum                15%         22.5%             30%
                     [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      The percentage of Unreleased Shares which shall be released from the Company's Repurchase Option if performance is between the Achievement Threshold amount and the Achievement Target amount, or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

            (b) Fiscal Year 2006. If the Company's EBITDA (as defined below) and Net Adds (as defined below) for Fiscal Year 2006 equal or exceed the EBITDA and Net Add Achievement Thresholds (as set forth below), then a number of the Unreleased Shares shall be released from the Company's Repurchase Option on the applicable Performance Vesting Effective Date equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Restricted Stock subject to the Award (as shown in the Grant Notice).

                                         2006 Net Adds
                                ---------------------------------
                                Threshold      Target     Maximum
                                  [***]         [***]      [***]
                                ---------      ------     ------
     2006        Threshold             10%        12.5%       15%
                   [***]
    EBITDA
(in thousands)
                  Target             12.5%          20%     22.5%
                   [***]

                 Maximum               15%        22.5%       30%
                  [***]

      The percentage of Unreleased Shares which shall be released from the Company's Repurchase Option if performance is between the Achievement Threshold amount and the Achievement Target amount, or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

            (c) Definition of EBITDA. For purposes of this Exhibit B, the term "EBITDA" for a Fiscal Year means the Company's consolidated net income or loss for such period before extraordinary items and before the cumulative effect of any change in accounting principles plus (a) the following to the extent deducted in calculating such consolidated net

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

income or loss: (i) consolidated interest expense, (ii) all income tax expense deducted in arriving at such consolidated net income or loss, (iii) depreciation and amortization expense, (iv) non-cash impairment of assets (tangible and intangible) and related non-cash charges, (v) charges and expenses related to stock based compensation awards, (vi) net non-cash reorganization expenses and charges, (vii) non-cash dividends or other distributions made with respect to qualified preferred stock as contemplated by the Credit Agreement negotiated among the Company, Cricket Communications Inc., the administrative agent identified therein and others posted to IntraLinks on December 23, 2004 and
(viii) other non-recurring expenses reducing such consolidated net income or loss which do not represent a cash item in such period or any future period (including losses attributable to the sale of assets other than in the ordinary course of business) and minus (b) the following to the extent included in calculating such consolidated net income or loss: (i) income tax credits for such period, (ii) all gains arising in relation to the sale of assets other than in the ordinary course of business and (iii) all non-cash items increasing such consolidated net income or loss for such period.

            (d) Definition of Net Adds. For purposes of this Exhibit B, the term "NET ADDS" means, with respect to any Fiscal Year, "end of period customers" on the last day of such Fiscal Year less "end of period customers" on the last day of the preceding Fiscal Year. If the Company adopts a pre-paid card based service offering, the Administrator shall, in its discretion, equitably adjust the Net Adds Achievement Levels set forth in paragraphs (a) and (b) to reflect the Company's changed scope of operations.

            (e) Adjustments for Future Changes in the Company's Business. The EBITDA Achievement Levels and Net Adds Achievement Levels set forth in paragraphs (a) and (b) are designed to be measured against the Company's performance in its existing thirty-nine (39) markets. If the Company commences operations in any new markets, or ceases to operate in any existing market, the Administrator shall, in its discretion, equitably adjust the EBITDA Achievement Levels and/or the Net Adds Achievement Levels to reflect the Company's changed scope of operations.

            (f) Release of Shares Cumulative; Continued Service Condition. The release of Unreleased Shares from the Company's Repurchase Option under paragraphs (a) and (b) shall be cumulative. Except as otherwise provided in subparagraph 2(i), Unreleased Shares shall only be released from the Company's Repurchase Option pursuant to this paragraph 2 if Holder is an Employee, Director or Consultant of the Company or any of its Subsidiaries on the applicable Performance Vesting Effective Date.

            (g) Definition of Fiscal Year. For purposes of this Exhibit B, the term "FISCAL YEAR" means the Company's fiscal year ending December 31.

            (h) Definition of Performance Vesting Effective Date. For purposes of this Exhibit B, the term "PERFORMANCE VESTING EFFECTIVE DATE" means, with respect to the release from the Company's Repurchase Option of Unreleased Shares to occur upon the attainment of EBITDA and Net Adds Achievement Levels for 2005 or 2006, as applicable, the date of the public announcement by the Company of EBITDA or Net Adds, as applicable, for the relevant Fiscal Year, but in no event shall the Company make such public announcement later than the date on which the Company files its Form 10-K for the relevant Fiscal Year.

            (i) Minimum Vesting for Fiscal Year 2006. Notwithstanding the other provisions of this paragraph 2 (other than subparagraph 2(j)), if the Holder is an Employee, Director or Consultant on December 31, 2005, then the minimum number of Unreleased Shares that shall be released from the Company's Repurchase Option under this subparagraph 2 on the Performance Vesting Effective Date for Fiscal Year 2006 (with respect to EBITDA and Net Adds performance for Fiscal Year 2006) shall be twenty percent (20%) of the total number of shares of Restricted Stock subject to the Award (as shown in the Grant Notice).

            (j) Termination of Performance-Based Vesting. Notwithstanding the foregoing provisions of this paragraph 2, no Unreleased Shares shall be released from the Company's Repurchase Option under this paragraph 2 on or after the date of occurrence of a Change in Control.

      3. Change in Control Accelerated Vesting.

            (a) Change in Control prior to January 1, 2006. In the event of a Change in Control prior to January 1, 2006, (i) if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, then fifty percent (50%) of the Unreleased Shares shall be released from the Company's Repurchase Option, and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, then an additional fifty percent (50%) of the Unreleased Shares shall be released from the Company's Repurchase Option, and (iii) if the Holder is an Employee, Director or Consultant on the second anniversary of the date of the occurrence of such Change in Control, then any remaining Unreleased Shares shall be released from the Company's Repurchase Option.

            (b) Change in Control during 2006. In the event of a Change in Control during 2006, (i) if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, then seventy-five percent (75%) of the Unreleased Shares shall be released from the Company's Repurchase Option, and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, then the remaining Unreleased Shares shall be released from the Company's Repurchase Option.

            (c) Change in Control on or after January 1, 2007. In the event of a Change in Control on or after January 1, 2007, if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, then eighty-five percent (85%) of the Unreleased Shares shall be released from the Company's Repurchase Option and (ii) if the Holder is an Employee, Director or Consultant on the first anniversary of the date of occurrence of such change in Control, then any then remaining Unreleased Shares shall be released from the Company's Repurchase Option.

            (d) Termination of Employment in the Event of a Change in Control. In the event of a Change in Control, if Holder has a Termination of Employment by reason of discharge by the Company other than for Cause (as defined below), or by reason of resignation by Holder for Good Reason (as defined below), during the period commencing ninety (90) days prior to such Change in Control and ending twelve (12) months after such Change in Control, then (i) if the Change in Control occurs prior to January 1, 2006, twenty-five percent (25%) of the Unreleased Shares shall be released form the Company's Repurchase Option and
(ii) if the

Change in Control occurs on or after January 1, 2006, the remaining Unreleased Shares shall be released from the Company's Repurchase Option, in each case, on the date of Holder's Termination of Employment (or, if later, immediately prior to the date of the occurrence of such Change in Control).

      4. Accelerated Vesting in the Event of Termination of Employment.

            (a) Accelerated Vesting in the Event of Termination of Employment by the Company Other than for Cause or by Holder for Good Reason After February 28, 2006. In the event of Holder's Termination of Employment by reason of discharge by the Company other than for Cause, or by reason of resignation by the Holder for Good Reason after February 28, 2006, (i) if the Holder, upon written request of the Company and reasonable advance notice, agrees to provide, and does provide, consulting services to the Company (or to the Parent at the direction of the Company, or both) for up to five (5) days a month for up to a one (1) year period for a fee of $1,500 per day, the remaining Unreleased Shares shall be released from the Company's Repurchase Option on the last day of the one year period, or (ii) such remaining Unreleased Shares shall otherwise be released from the Company's Repurchase Option on the third anniversary of the Grant Date. The Company and the Holder shall mutually use their best efforts to schedule the date or dates on which the Holder will provide the requested consulting services so as not to prevent the Holder from being gainfully employed by a subsequent employer, and shall be arranged so as to reasonably accommodate Holder's vacation or other personal affairs.

            (b) Definitions of Cause and Good Reason. For purposes of this Exhibit B, the terms "CAUSE" and "GOOD REASON" shall have the meanings given to such terms in that certain Amended and Restated Executive Employment Agreement dated as of January 10, 2005, by and between Holder, the Company and Cricket Communications, Inc., as amended from time to time (the "EMPLOYMENT AGREEMENT").

            (c) Condition to Release of Shares. The release of Unreleased Shares from the Company's Repurchase Option pursuant to this paragraph 4 shall be conditioned on the Holder's delivery to the Company of an executed General Release in accordance with Section 5.9 of the Employment Agreement and the Holder's non-revocation of such General Release during the time period for such revocation set forth therein.

      5. Limit on Release of Shares. In no event will more than 100% of the Unreleased Shares be released from the Company's Repurchase Option pursuant to the provisions of this Exhibit B.

      6. Confidentiality. Holder agrees to keep the EBITDA and Net Adds achievement levels set forth in this Exhibit B confidential and not to disclose such thresholds to any third party without the prior written consent of the Company.

                                                                  ATTACHMENT B-1

                      METHODOLOGY FOR LINEAR INTERPOLATION

                                         2005 Net Adds
                             -------------------------------------
                             Threshold       Target        Maximum
                               [***]          [***]         [***]
                             ---------       ------        -------
2005               Threshold      10%          12.5%           15%
EBITDA               [***]
(in thousands)
                   Target       12.5%            20%         22.5%
                   [***]

                   Maximum        15%          22.5%           30%
                    [***]

The EBITDA amounts in the following examples are shown in thousands.

Example 1:

-     2005 EBITDA: [***]

-     2005 Net Adds: [***]

      PROBLEM: The net adds performance falls exactly on a specified payout range, but performance in EBITDA falls somewhere in-between the schedule.

      SOLUTION: Start with the net adds payout column and use straight-line interpolation to determine the final payout.

      PAYOUT CALCULATION: Net additions of [***] dictate a payout of 12.5% for threshold EBITDA performance and 20% for target EBITDA performance. Since EBITDA performance ([***]) is halfway between THRESHOLD and TARGET performance ([***] and [***]), the actual payout should be halfway between the scheduled payouts of 12.5% and 20%. Thus the payout is (1/2)*(20%-12.5%)+12.5%

-     Payout = 16.25%

Example 2:

-     2005 EBITDA: [***]

-     2005 Net Adds: [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      PROBLEM: Neither the net adds performance nor the EBITDA performance fall exactly on a specified payout.

      SOLUTION: Use straight line interpolation for both measures. Starting with either measure will yield the same result.

      PAYOUT CALCULATION: EBITDA performance ([***]) is halfway between THRESHOLD and TARGET performance ([***]and [***]), so we can interpolate an EBITDA-based payout schedule by finding the halfway point at each defined level of Net Adds. At [***] net adds, the EBITDA-based payout would be halfway between 10% and 12.5%. At [***] net adds, the EBITDA-based payout would be halfway between 12.5% and 20%. At [***] net adds, the EBITDA-based payout would be halfway between 15% and 22.5%. Thus the interpolated, EBITDA-based payout schedule looks like this:

                                             2005 Net Adds
                              -------------------------------------------
                              Threshold        Target         Maximum
                                [***]           [***]          [***]
                            ------------    ------------    -------------
             Actual            11.25%          16.25%
2005         [***]          (midpoint of    (midpoint of       18.75%
EBITDA    (midpoint of        10% and         12.5% and     (midpoint of
          [***]and [***])      12.5%)            20%)       15% and 22.5%)

      To determine the actual payout given this range, we interpolate a payout at [***] net adds based on the scheduled payouts at [***] and [***]. First we determine where [***] lies in the range of [***] to [***]. The length of the range is [***] - [***] = [***] net adds. [***] is [***] above the range minimum ([***] - [***] = [***]). So the actual performance of [***] net adds falls 1/3 of the way between [***] net adds (target) and [***] net adds (maximum). This means the actual payout must fall 1/3 of the way between 16.25% and 18.75%. Thus the payout is (1/3)*(18.75%-16.25%)+16.25%

-     Payout = 17.08%

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT C

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                                CONSENT OF SPOUSE

      I, [________________________], spouse of Stewart D. Hutcheson, have read and approve the foregoing Agreement. In consideration of issuing to my spouse the shares of the common stock of Leap Wireless International, Inc. set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Leap Wireless International, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: [_______________],2005
                                                       ________________________
                                                         Signature of Spouse

                                    EXHIBIT D

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                                STOCK ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned, Stewart D. Hutcheson, hereby sells, assigns and transfers unto LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation, [_______] shares of the Common Stock of LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation, standing in its name of the books of said corporation represented by Certificate No. [____] herewith and do hereby irrevocably constitute and appoint [____________________] to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

      This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between LEAP WIRELESS INTERNATIONAL, INC. and the undersigned dated [___________],2005.

Dated: _______________, ____
                                                      ________________________
                                                        Stewart D. Hutcheson

      INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Restricted Stock Award Agreement, without requiring additional signatures on the part of Holder.

                                    EXHIBIT E

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                            JOINT ESCROW INSTRUCTIONS

                                                          ________________, 2005

Secretary
Leap Wireless International, Inc.
10307 Pacific Center Court
San Diego, California 92121

Ladies and Gentlemen:

      As escrow agent (the "ESCROW AGENT") for both Leap Wireless International, Inc., a Delaware corporation (the "COMPANY"), and the undersigned recipient of stock of the Company (the "HOLDER"), you are hereby authorized and directed to hold in escrow the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("AGREEMENT") between the Company and the undersigned (the "Escrow"), including the stock certificate and the Assignment in Blank, in accordance with the following instructions:

      1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "COMPANY") exercises the Company's Repurchase Option as defined in the Agreement), the Company shall give to the Holder and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. The Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

      2. As of the date of closing of the repurchase indicated in such notice, you are directed (a) to date the stock assignments necessary for the repurchase and transfer in question, (b) to fill in the number of shares being repurchased and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be repurchased and transferred, to the Company or its assignee.

      3. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Holder does hereby irrevocably constitute and appoint you as Holder's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph and the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

      4. Upon written request of Holder, but no more than once per calendar month, unless the Company's Repurchase Option has been exercised, you will deliver to Holder a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Within one hundred twenty (120) days after any voluntary or involuntary termination of Holder's services to the Company for any or no reason, you will deliver to Holder a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not repurchased pursuant to the Repurchase Option set forth in Section 3.1 of the Agreement.

      5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Holder, you shall deliver all of the same to the Holder and shall be discharged of all further obligations hereunder.

      6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Holder while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

      10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

      11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company will reimburse you for any reasonable attorneys' fees with respect thereto.

      12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

      13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      15. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to the Holder or you shall be addressed to the address given beneath Holder's and your signatures on the signature page to this Agreement. By a notice given pursuant to this Section 15, any party may hereafter designate a different address for notices to be given to that party. Any notice, which is required to be given to Holder, shall, if the Holder is then deceased, be given to Holder's designated beneficiary, if any by written notice under this Section 15. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly obtained by the United States Postal Service.

      16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

      17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

      18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to conflicts of law thereof.

                            (Signature Page Follows)

      IN WITNESS WHEREOF, the parties have executed these Joint Escrow Instructions as of the date first written above.

                                       Very truly yours,

                                       LEAP WIRELESS INTERNATIONAL, INC.

                                       By: ___________________________________
                                            Name:
                                            Title:

                                       Address: 10307 Pacific Center Court
                                                San Diego, California 92121

                                       HOLDER:

                                      ________________________________________
                                       Stewart D. Hutcheson

                                       Address _______________________________
                                               _______________________________
ESCROW AGENT:

By: ________________________________
      Robert Irving,
      Secretary, Leap Wireless
      International, Inc.

Address: 10307 Pacific Center Court
         San Diego, California 92121

                                    EXHIBIT F

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                     FORM OF 83(B) ELECTION AND INSTRUCTIONS

      These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock, par value $0.0001, of Leap Wireless International, Inc. transferred to you. PLEASE CONSULT WITH YOUR PERSONAL TAX ADVISOR AS TO WHETHER AN ELECTION OF THIS NATURE WILL BE IN YOUR BEST INTERESTS IN LIGHT OF YOUR PERSONAL TAX SITUATION.

      The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the
Section 83(b) election, the election is irrevocable.

1. Complete Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. (Your spouse, if any, should sign Section 83(b) election form as well.)

2. Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

3. Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

4. One (1) copy must be sent to Leap Wireless International, Inc. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.

5. Retain the Internal Revenue Service file stamped copy (when returned) for your records.

      Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

                            ATTACHMENT 1 TO EXHIBIT F

               ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

      The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of shares (the "Shares") of Common Stock, par value $0.0001 per share, of Leap Wireless International, Inc., a Delaware corporation (the "Company").

1. The name, address and taxpayer identification number of the undersigned taxpayer are:

      Stewart D. Hutcheson
      _____________________
      _____________________

      SSN:

      The name, address and taxpayer identification number of the Taxpayer's spouse are (complete if applicable):

      _____________________
      _____________________
      _____________________

      SSN:

2. Description of the property with respect to which the election is being made: __________________(_____) shares of Common Stock, par value $0.0001 per share, of the Company.

3. The date on which the property was transferred was _________, 200_. The taxable year to which this election relates is calendar year 200_.

4.    Nature of restrictions to which the property is subject:

      The Shares are subject to repurchase at their original purchase price if unvested as of the date of termination of employment, directorship or consultancy with the Company.

5. The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(a)) of the Shares was $___________ per Share.

6.    The amount paid by the taxpayer for Shares was $0.0001 per share.

7.    A copy of this statement has been furnished to the Company.

Dated: _____________, 200_. Taxpayer Signature ________________________

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).

Dated: _____________, 200_. Spouse's Signature ________________________

Signature(s) Notarized by:

      _____________________

      _____________________

                            ATTACHMENT 2 TO EXHIBIT F

                 SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

                            __________________, 200_

                               VIA CERTIFIED MAIL
                            RETURN RECEIPT REQUESTED

Internal Revenue Service
[Address where taxpayer files returns]

Re: Election under Section 83(b) of the Internal Revenue Code of 1986 Taxpayer:________________________________________________________________
      Taxpayer's Social Security Number:_______________________________________
      Taxpayer's Spouse:_______________________________________________________
      Taxpayer's Spouse's Social Security Number:______________________________

Ladies and Gentlemen:

      Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

                                                Very truly yours,

                                                ____________________________
                                                Stewart D. Hutcheson

Enclosures

cc:   Leap Wireless International, Inc.

                                                                  ATTACHMENT A-2

                        LEAP WIRELESS INTERNATIONAL, INC.

                       2004 STOCK OPTION, RESTRICTED STOCK
                          AND DEFERRED STOCK UNIT PLAN

                   STOCK OPTION GRANT NOTICE AND NON-QUALIFIED
                             STOCK OPTION AGREEMENT

      Leap Wireless International, Inc. (the "COMPANY"), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "Plan"), hereby grants to the holder listed below ("HOLDER"), an option to purchase the number of shares of the Company's Common Stock set forth below (the "OPTION"). This Option is subject to all of the terms and conditions as set forth herein and in the Non-Qualified Stock Option Agreement attached hereto as Exhibit A (the "STOCK OPTION AGREEMENT") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

HOLDER:                          Stewart D. Hutcheson
GRANT DATE:                      _________________, 2005
EXERCISE PRICE PER SHARE:        $___________ per share
TOTAL NUMBER OF SHARES
SUBJECT TO THE OPTION:           [_____]
EXPIRATION DATE:                 __________________, 2015
TYPE OF OPTION:                  This Option is a Non-Qualified Stock Option and
                                 is not an incentive stock option within the
                                 meaning of Section 422 of the Code.
VESTING SCHEDULE:                The shares of Common Stock subject to
                                 the Option (rounded down to the next whole
                                 number of shares) shall vest and become
                                 exercisable on the dates and in the percentages
                                 indicated in Exhibit B to this Grant Notice.

      By his or her signature and the Company's signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Holder has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Option.

LEAP WIRELESS INTERNATIONAL, INC.          HOLDER:

By:_____________________________           By:__________________________________
Print Name:_____________________           Print Name: Stewart D. Hutcheson
Title:__________________________           Title:_______________________________
Address: 10307 Pacific Center Court        Address:_____________________________
         San Diego, California 92121               _____________________________

                                    EXHIBIT A

                          TO STOCK OPTION GRANT NOTICE

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      Pursuant to the Stock Option Grant Notice ("GRANT NOTICE") to which this Non-Qualified Stock Option Agreement (this "AGREEMENT") is attached, Leap Wireless International, Inc. (the "COMPANY") has granted to Holder an option under the Company's 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN") to purchase the number of shares of Common Stock indicated in the Grant Notice.

                                   ARTICLE I

                                    GENERAL

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II

                                 GRANT OF OPTION

      2.1 Grant of Option. In consideration of Holder's past and/or continued employment with or service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Holder the Option to purchase any part or all of an aggregate of the number of shares of Common Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. The Option shall be a Non-Qualified Stock Option and shall not be an incentive stock option within the meaning of Section 422 of the Code.

      2.2 Purchase Price. The purchase price of the shares of Common Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge.

                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

      3.1 Commencement of Exercisability.

            (a) Subject to Sections 3.3 and 5.8, the Option shall become vested and exercisable in such amounts and at such times as are set forth in Exhibit B to the Grant Notice.

            (b) No portion of the Option which has not become vested and exercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and Holder.

      3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in Exhibit B to the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in Exhibit B to the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

      3.3 Expiration of Option.

            (a) The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                  (i) The expiration of ten (10) years from the Grant Date; or

                  (ii) The expiration of ninety (90) days following the date of Holder's Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable (or, if later, with respect to any shares of Common Stock that become exercisable pursuant to subparagraph 2(j) or subparagraph 4(a) of Exhibit B hereto, ninety (90) days following the date such shares become exercisable), unless such termination occurs by reason of Holder's death or Disability (as defined below) or the Holder's termination by the Company for Cause (as defined in Exhibit B hereto); or

                  (iii) The expiration of one (1) year following the date of Holder's Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, by reason of Holder's death or Disability; or

                  (iv) The date of Termination of Employment, Termination of Directorship or Termination of Consultancy for Cause (as defined in Exhibit B hereto).

            (b) For purposes of this Agreement, "Disability" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                                   ARTICLE IV

                               EXERCISE OF OPTION

      4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of Holder, only Holder may exercise the Option or any portion thereof. After the death of Holder, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

      4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

      4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary's office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

            (a) An Exercise Notice in writing signed by Holder or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit C to the Grant Notice (or such other form as is prescribed by the Administrator); and

            (b) Subject to Section 6.2(d) of the Plan:

                  (i) Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised; or

                  (ii) With the consent of the Administrator, such payment may be made, in whole or in part, through the delivery of shares of Common Stock which have been owned by Holder for at least six (6) months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

                  (iii) To the extent permitted under applicable laws, through the delivery of a notice that Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is made to the Company upon settlement of such sale; or

                  (iv) With the consent of the Administrator, any combination of the consideration provided in the foregoing paragraphs (i), (ii) and (iii); and

            (c) A bona fide written representation and agreement, in such form as is prescribed by the Administrator, signed by Holder or the other person then entitled to exercise such Option or portion thereof, stating that the shares of Common Stock are being acquired for Holder's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that Holder or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Common Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

            (d) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by Holder to pay for such shares under Section 4.3(b), subject to Section 10.4 of the Plan; and

            (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than Holder, appropriate proof of the right of such person or persons to exercise the Option.

      4.4 Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such Common Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience; and

            (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 4.3(b), subject to Section 10.4 of the Plan.

      4.5 Rights as Stockholder. Holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such shares shall have been issued by the Company to such holder.

                                   ARTICLE V

                                OTHER PROVISIONS

      5.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

      5.2 Option Not Transferable.

            (a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

            (b) Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is not intended to qualify as an Incentive Stock Option, the Option may be transferred to one or more Permitted Transferees, subject to the terms and conditions set forth in
Section 10.1 of the Plan.

            (c) Unless transferred to a Permitted Transferee in accordance with
Section 5.2(b), during the lifetime of Holder, only Holder may exercise the Option or any portion thereof unless it has been disposed of pursuant to a DRO. After the death of Holder, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

      5.3 Restrictive Legends and Stop-Transfer Orders.

            (a) The share certificate or certificates evidencing the shares of Common Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.

            (b) Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      5.4 Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

      5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature on the Grant Notice. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Holder shall, if Holder is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.5. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      5.7 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      5.8 Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      5.9 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

      5.10 No Employment Rights. If Holder is an Employee, nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.

      5.11 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

                                    EXHIBIT B

                          TO STOCK OPTION GRANT NOTICE

                      VESTING AND EXERCISABILITY PROVISIONS

      Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Grant Notice and the Stock Option Agreement.

      1. Time-Based Vesting. Subject to any accelerated vesting and exercisability pursuant to paragraphs 2, 3 and 4 below, the shares of Common Stock subject to the Option shall vest and become exercisable in their entirety on the third anniversary of the Grant Date, if Holder is an Employee, Director or Consultant on that date.

      2. Performance-Based Accelerated Vesting. If the Company's EBITDA (as defined below) and the Company's Net Adds (as defined below) both equal or exceed the respective Achievement Threshold amounts for 2005 as set forth in paragraph (a) below and/or both equal or exceed the Achievement Threshold amounts for 2006 as set forth in paragraph (b) below, then a certain percentage of the number of shares of Common Stock subject to the Option shall vest and become exercisable in accordance with the provisions of paragraphs (a) and (b) below; provided, however, that no shares subject to the Option shall vest and become exercisable pursuant to paragraphs (a) or (b) below, if either the Company's EBITDA or Net Adds do not at least equal the Achievement Threshold amount for the applicable year.

            (a) Fiscal Year 2005. If the Company's EBITDA (as defined below) and Net Adds (as defined below) for Fiscal Year 2005 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then the Option shall vest and become exercisable as to that number of shares of Common Stock equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Common Stock subject to the Option (as set forth in the Grant Notice).

                     2005 PERFORMANCE-BASED VESTING SCHEDULE

                                  2005 Net Adds
                           --------------------------
                           Threshold  Target  Maximum
                             [***]     [***]   [***]
                           ---------  ------  -------
     2005       Threshold
                  [***]       10%     12.5%      15%
    EBITDA       Target
(in thousands)    [***]     12.5%       20%    22.5%
                 Maximum
                  [***]       15%     22.5%      30%

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      The percentage for determining the number of shares of Common Stock that shall vest and become exercisable if performance is between the Achievement Threshold amount and the Achievement Target amount or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

            (b) Fiscal Year 2006. If the Company's EBITDA and Net Adds for Fiscal Year 2006 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then the Option shall vest and become exercisable as to that number of shares of Common Stock equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Common Stock subject to the Option (as set forth in the Grant Notice).

                                  2006 Net Adds
                           --------------------------
                           Threshold  Target  Maximum
                             [***]     [***]   [***]
                           ---------  ------  -------
     2006       Threshold
                  [***]       10%     12.5%      15%
    EBITDA       Target
(in thousands)    [***]     12.5%       20%    22.5%
                 Maximum
                  [***]       15%     22.5%      30%

      The percentage for determining the number of shares of Common Stock that shall vest and become exercisable if performance is between the Achievement Threshold amount and the Achievement Target amount or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

            (c) Definition of EBITDA. For purposes of this Exhibit B, the term "EBITDA" for a Fiscal Year means the Company's consolidated net income or loss for such period before extraordinary items and before the cumulative effect of any change in accounting principles plus (a) the following to the extent deducted in calculating such consolidated net income or loss: (i) consolidated interest expense, (ii) all income tax expense deducted in arriving

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

at such consolidated net income or loss, (iii) depreciation and amortization expense, (iv) non-cash impairment of assets (tangible and intangible) and related non-cash charges, (v) charges and expenses related to stock based compensation awards, (vi) net non-cash reorganization expenses and charges,
(vii) non-cash dividends or other distributions made with respect to qualified preferred stock as contemplated by the Credit Agreement negotiated among the Company, Cricket Communications Inc., the administrative agent identified therein and others posted to IntraLinks on December 23, 2004 and (viii) other non-recurring expenses reducing such consolidated net income or loss which do not represent a cash item in such period or any future period (including losses attributable to the sale of assets other than in the ordinary course of business) and minus (b) the following to the extent included in calculating such consolidated net income or loss: (i) income tax credits for such period, (ii) all gains arising in relation to the sale of assets other than in the ordinary course of business and (iii) all non-cash items increasing such consolidated net income or loss for such period.

            (d) Definition of Net Adds. For purposes of this Exhibit B, the term "NET ADDS" means, with respect to any Fiscal Year, the Company's "end of period customers" on the last day of such Fiscal Year less "end of period customers" on the last day of the preceding Fiscal Year. If the Company adopts a pre-paid card based service offering, the Administrator shall, in its discretion, equitably adjust the Net Adds Achievement Levels set forth in paragraphs (a) and (b) to reflect the Company's changed scope of operations.

            (e) Adjustments for Future Changes in the Company's Business. The EBITDA Achievement Levels and Net Adds Achievement Levels set forth in paragraphs (a) and (b) are designed to be measured against the Company's performance in its existing thirty-nine (39) markets. If the Company commences operations in any new markets, or ceases to operate in any existing market, the Administrator shall, in its discretion, equitably adjust the EBITDA Achievement Levels and/or the Net Adds Achievement Levels to reflect the Company's changed scope of operations.

            (f) Accelerated Vesting Cumulative; Continued Service Condition. The vesting and exercisability of the Option as to shares of Common Stock under paragraphs 2(a) and 2(b) shall be cumulative. Except as otherwise provided in subparagraph 2(j), the Option shall vest and become exercisable as to shares of Common Stock pursuant to this paragraph 2 if Holder is an Employee, Director or Consultant of the Company or any of its Subsidiaries on the applicable Performance Vesting Effective Date.

            (g) Definition of Performance Vesting Effective Date. For purposes of this Exhibit B, the term "PERFORMANCE VESTING EFFECTIVE DATE" means, with respect to vesting and exercisability to occur upon the attainment of EBITDA and Net Adds Achievement Levels for 2005 or 2006, as applicable, the date of the public announcement by the Company of EBITDA or Net Adds, as applicable, for the relevant Fiscal Year, but in no event shall the Company make such public announcement later than the date on which the Company files its Form 10-K for the relevant Fiscal Year.

            (h) Definition of Fiscal Year. For purposes of this Exhibit B, the term "FISCAL YEAR" means the Company's fiscal year ending December 31.

            (i) Termination of Performance-Based Vesting. Notwithstanding the foregoing provisions of this paragraph 2, the Option shall not vest and become exercisable as to any additional shares of Common Stock pursuant to performance-based accelerated vesting and exercisability under this paragraph 2 on or after the date of the occurrence of a Change in Control.

            (j) Minimum Vesting For Fiscal Year 2006. Notwithstanding the other provisions of this paragraph 2 (other than subparagraph 2(i)), if Holder is an Employee, Director or Consultant on December 31, 2005, then the minimum additional number of shares of Common Stock that shall vest and become exercisable under this paragraph 2 on the Performance Vesting Effective Date for Fiscal Year 2006 (with respect to EBITDA and Net Adds performance for Fiscal Year 2006) shall equal twenty percent (20%) of the total number of shares of Common Stock subject to the Option (as set forth in the Grant Notice).

      3. Change in Control Accelerated Vesting.

            (a) Change in Control prior to January 1, 2006. In the event of a Change in Control prior to January 1, 2006, (i) if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, the Option shall then vest and become exercisable as to a number of shares of Common Stock equal to fifty percent (50%) of the number of then unvested shares of Common Stock subject to the Option and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to an additional number of shares of Common Stock equal to fifty percent (50%) of the number of then unvested shares of Common Stock subject to the Option, and (iii) if Holder is an Employee, Director or Consultant on the second anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to the remaining unvested shares of Common Stock subject to the Option.

            (b) Change in Control during 2006. In the event of a Change in Control during 2006, (i) if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, the Option shall then vest and become exercisable as to a number of shares of Common Stock equal to seventy-five percent (75%) of the number of then unvested shares of Common Stock subject to the Option, and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to the remaining unvested shares of Common Stock subject to the Option.

            (c) Change in Control on or after January 1, 2007. In the event of a Change in Control on or after January 1, 2007, if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, the Option shall then vest and become exercisable as to a number of shares of Common Stock equal to eighty-five percent (85%) of the number of then unvested shares of Common Stock subject to the Option, and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to any then remaining unvested shares of Common Stock subject to the Option.

            (d) Termination of Employment in the Event of a Change in Control. In the event of a Change in Control, if the Holder has a Termination of Employment by reason of discharge by the Company other than for Cause (as defined below), or by reason of resignation by Holder for Good Reason (as defined below), during the period commencing ninety (90) days prior to such Change in Control and ending twelve (12) months after such Change in Control, then (i) if the Change in Control occurs prior to January 1, 2006, twenty-five percent (25)% of the number of then unvested shares of Common Stock subject to the Option shall vest and become exercisable and (ii) if the change in Control occurs on or after January 1, 2006, the remaining unvested shares of Common Stock subject to the Option shall vest and become exercisable on the date of Holder's Termination of Employment (or, if later, immediately prior to the date of the occurrence of such Change in Control).

      4. Accelerated Vesting in the Event of Termination of Employment.

            (a) Termination of Employment by the Company Other than for Cause or by Holder for Good Reason After February 28, 2006. In the event of Holder's Termination of Employment (without regard to any consulting services provided pursuant to this paragraph (a)) by reason of discharge by the Company other than for Cause, or by reason of resignation by the Holder for Good Reason after February 28, 2006, (i) if the Holder, upon written request of the Company and reasonable advance notice, agrees to provide, and does provide, consulting services to the Company (or to the Parent at the direction of the Company, or both) for up to five (5) days a month for up to a one (1) year period for a fee of $1,500 per day, the remaining unvested shares of Common Stock subject to the Option shall vest and become exercisable on the last day of the one (1) year period, or (ii) such remaining unvested shares of Common Stock subject to the Option shall otherwise vest and become exercisable on the third anniversary of the Grant Date. The Company and the Holder shall mutually use their best efforts to schedule the date or dates on which the Holder will provide the requested consulting services so as not to prevent the Holder from being gainfully employed by a subsequent employer, and shall be arranged so as to reasonably accommodate Holder's vacation or other personal affairs.

            (b) Definitions of Cause and Good Reason. For purposes of this Exhibit B, the terms "CAUSE" and "GOOD REASON" shall have the meanings given to such terms in that certain Amended and Restated Executive Employment Agreement dated as of January 10, 2005, by and among Holder, the Company and Cricket Communications, Inc., as amended from time to time (the "EMPLOYMENT AGREEMENT").

            (c) Condition to Accelerated Vesting and Exercisability. The accelerated vesting and exercisability of shares of Common Stock subject to the Option pursuant to this paragraph 4 shall be conditioned on the Holder's delivery to the Company of an executed General Release in accordance with
Section 5.9 of the Employment Agreement and the Holder's non-revocation of such General Release during the time period for such revocation set forth therein.

      5. Limit on Vesting. In no event will the Option become vested and/or exercisable for more than 100% of the shares of Common Stock subject to the Option pursuant to the provisions of this Exhibit B.

      6. Confidentiality. Holder agrees to keep the EBITDA and Net Adds achievement levels set forth in this Exhibit B confidential and not to disclose such thresholds to any third party without the prior written consent of the Company.

                                                                  ATTACHMENT B-1

                      METHODOLOGY FOR LINEAR INTERPOLATION

                                  2005 Net Adds
                           --------------------------
                           Threshold  Target  Maximum
                             [***]     [***]   [***]
                           ---------  ------  -------
     2005       Threshold
                  [***]       10%     12.5%      15%
    EBITDA       Target
(in thousands)    [***]     12.5%       20%    22.5%
                 Maximum
                  [***]       15%     22.5%      30%

The EBITDA amounts in the following examples are shown in thousands.

Example 1:

- 2005 EBITDA: [***]

- 2005 Net Adds: [***]

      PROBLEM: The net adds performance falls exactly on a specified payout range, but performance in EBITDA falls somewhere in-between the schedule.

      SOLUTION: Start with the net adds payout column and use straight-line interpolation to determine the final payout.

      PAYOUT CALCULATION: Net additions of [***] dictate a payout of 12.5% for threshold EBITDA performance and 20% for target EBITDA performance. Since EBITDA performance ([***]) is halfway between THRESHOLD and TARGET performance ([***] and [***]), the actual payout should be halfway between the scheduled payouts of 12.5% and 20%. Thus the payout is (1/2)*(20%-12.5%)+12.5%

- Payout = 16.25%

Example 2:

- 2005 EBITDA: [***]

- 2005 Net Adds: [***]

      PROBLEM: Neither the net adds performance nor the EBITDA performance fall exactly on a specified payout.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      SOLUTION: Use straight line interpolation for both measures. Starting with either measure will yield the same result.

      PAYOUT CALCULATION: EBITDA performance ([***]) is halfway between THRESHOLD and TARGET performance ([***] and [***]), so we can interpolate an EBITDA-based payout schedule by finding the halfway point at each defined level of Net Adds. At [***] net adds, the EBITDA-based payout would be halfway between 10% and 12.5%. At [***] net adds, the EBITDA-based payout would be halfway between 12.5% and 20%. At [***] net adds, the EBITDA-based payout would be halfway between 15% and 22.5%. Thus the interpolated, EBITDA-based payout schedule looks like this:

                                          2005 Net Adds
                            ----------------------------------------
                             Threshold       Target       Maximum
                               [***]          [***]        [***]
                            ------------  ------------  ------------
             Actual            11.25%         16.25%       18.75%
              [***]         (midpoint of  (midpoint of  (midpoint of
2005    (midpoint of [***]     10% and      12.5% and      15% and
EBITDA      and [***])         12.5%)         20%)          22.5%)

      To determine the actual payout given this range, we interpolate a payout at [***] net adds based on the scheduled payouts at [***] and [***]. First we determine where [***] lies in the range of [***] to [***]. The length of the range is [***] - [***] = [***] net adds. [***] is [***] above the range minimum ([***] - [***] = [***]). So the actual performance of [***] net adds falls 1/3 of the way between [***] net adds (target) and [***] net adds (maximum). This means the actual payout must fall 1/3 of the way between 16.25% and 18.75%. Thus the payout is (1/3)*(18.75%-16.25%)+16.25%

- Payout = 17.08%

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT C

                          TO STOCK OPTION GRANT NOTICE

                             FORM OF EXERCISE NOTICE

      Effective as of today,______________ , ______________ the undersigned ("HOLDER") hereby elects to exercise Holder's option to purchase _______________ shares of the Common Stock (the "SHARES") of Leap Wireless International, Inc. (the "COMPANY") under and pursuant to the Leap Wireless International, Inc. 200__ Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "Plan") and the Stock Option Grant Notice and Non-Qualified Stock Option Agreement dated _______________, 2005, (the "OPTION AGREEMENT"). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

GRANT DATE:                                         ___________________________ , 2005

NUMBER OF SHARES AS TO WHICH OPTION IS EXERCISED:   _____________________________________

EXERCISE PRICE PER SHARE:                           $____________

TOTAL EXERCISE PRICE:                               $____________

CERTIFICATE TO BE ISSUED IN NAME OF:                _____________________________________

CASH PAYMENT DELIVERED HEREWITH:                    $______________ (Representing the full
                                                    Exercise Price for the Shares, as well
                                                    as any applicable withholding tax)

TYPE OF OPTION:      The Option is a Non-Qualified Stock Option and is not an
                     incentive stock option within the meaning of Section 422 of the Code.

      1. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement. Holder agrees to abide by and be bound by their terms and conditions.

      2. Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any' other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10.3 of the Plan.

      3. Tax Consultation. Holder understands that there are tax consequences to Holder as a result of Holder's purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

      4. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof.

ACCEPTED BY:                         SUBMITTED BY
LEAP WIRELESS INTERNATIONAL,         HOLDER:
INC.

By:____________________________      By:_________________________________
Print Name:____________________      Print Name: _________________________
Title:_________________________      Address:_____________________________

                                                                  ATTACHMENT A-3

                        LEAP WIRELESS INTERNATIONAL, INC.

        2004 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK UNIT PLAN

         DEFERRED STOCK UNIT AWARD GRANT NOTICE AND DEFERRED STOCK UNIT
                                AWARD AGREEMENT

      Leap Wireless International, Inc. (the "COMPANY"), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN"), hereby grants to the holder listed below ("HOLDER"), the number of Deferred Stock Units set forth below (the "DEFERRED STOCK UNITS"). The Deferred Stock Units are subject to all of the terms and conditions as set forth herein and in the Deferred Stock Unit Award Agreement attached hereto as Exhibit A (the "DEFERRED STOCK UNIT AGREEMENT") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Deferred Stock Unit Agreement.

HOLDER:                                     Stewart D. Hutcheson

GRANT DATE:                                 ______________________, 2005

PURCHASE PRICE PER DEFERRED STOCK UNIT:     $0.0001 per share

TOTAL NUMBER OF DEFERRED STOCK UNITS:       ______________________

VESTING SCHEDULE:       The Deferred Stock Units shall be immediately vested.

DISTRIBUTION SCHEDULE:  The Deferred Stock Units shall be distributable in accordance with Section 2.4 of the Deferred Stock Unit Agreement.

      By his or her signature and the Company's signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Deferred Stock Unit Agreement and this Grant Notice. Holder has reviewed the Deferred Stock Unit Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Deferred Stock Unit Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Deferred Stock Unit Agreement.

LEAP  WIRELESS INTERNATIONAL,             HOLDER:
INC.

By:___________________________________    By:_________________________________
Print Name:___________________________    Print Name: Stewart D. Hutcheson
Title:________________________________    Address:_____________________________
Address:10307 Pacific Center Court San
Diego, California 92121

                                    EXHIBIT A

          TO DEFERRED STOCK UNIT AWARD GRANT NOTICE DEFERRED STOCK UNIT
                                AWARD AGREEMENT

      Pursuant to the Deferred Stock Unit Award Grant Notice ("GRANT NOTICE") to which this Deferred Stock Unit Award Agreement (this "AGREEMENT") is attached, Leap Wireless International, Inc. (the "COMPANY") has granted to Holder the number of Deferred Stock Units under the Company's 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN") indicated in the Grant Notice.

                                   ARTICLE I

                                    GENERAL

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Deferred Stock Units and the shares of Common Stock issuable with respect thereto are subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II

             GRANT, VESTING AND DISTRIBUTION OF DEFERRED STOCK UNITS

      2.1 Grant of Deferred Stock Units. In consideration of Holder's past and/or continued employment with or service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Holder an award of the number of Deferred Stock Units indicated in the Grant Notice, subject to all of the terms and conditions in the Plan and this Agreement. A Deferred Stock Unit shall represent the right to purchase a share of Common Stock at the time the Deferred Stock Unit is available for distribution on a deferred basis in accordance with the terms and conditions of the Plan and this Agreement.

      2.2 Purchase Price. The purchase price of the shares of Common Stock issuable pursuant to the Deferred Stock Units shall be as set forth in the Grant Notice, without commission or other charge.

      2.3 Vesting of Deferred Stock Units. On the Grant Date, the Deferred Stock Units will be fully vested and shall not be subject to forfeiture.

      2.4 Distribution of Deferred Stock Units.

      (a) Shares of Common Stock shall be available for purchase by Holder (or in the event of Holder's death, to his or her estate) with respect to such Holder's vested Deferred Stock Units granted to Holder pursuant to this Agreement, subject to the terms and provisions of the Plan and this Agreement, for a period of thirty (30) days commencing following the earliest to occur of the following events (each, a "DISTRIBUTION Event"):

                  (i) the date Holder has a Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable;

                  (ii) the date immediately prior to a Change in Control; or

                  (iii) August 15, 2005.

            (b) Following a Distribution Event, Holder may purchase the shares of Common Stock issuable with respect to his or her vested Deferred Stock Units by delivery to the Secretary of the Company or the Secretary's office of all of the following within thirty (30) days following the occurrence of the Distribution Event.

                  (i) A Purchase Notice in writing signed by the Holder or any other person then entitled to purchase the shares of Common Stock issuable with respect to the vested Deferred Stock Units, stating that such shares of Common Stock are being purchased, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator); and

                  (ii) Full payment (in cash or by check) for the shares of Common Stock to be purchased by Holder, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in any form permitted by Section 10.4 of the Plan; and

                  (iii) A bona fide written representation and agreement, in such form as is prescribed by the Administrator, signed by Holder or the other person then entitled to purchase the shares of Common Stock issuable with respect to the vested Deferred Stock Units, stating that the shares of Common Stock are being acquired for Holder's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that Holder or the other person then entitled to purchase the shares of Common Stock issuable with respect to the vested Deferred Stock Units will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired by Holder does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Common Stock issued pursuant to the Deferred Stock Units shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein.The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                  (iv) In the event the shares of Common Stock issuable with respect to the vested Deferred Stock Units shall be purchased pursuant to this Section 2.4(b) by any person or persons other than Holder, appropriate proof of the right of such person or persons to purchase such shares of Common Stock.

            (c) Subject to the conditions of Sections 2.4(b) and 2.6, the Company shall distribute any shares of Common Stock purchased pursuant to this
Section 2.4(b) in a single lump sum distribution. If Holder does not purchase the shares of Common Stock issuable with respect to any vested Deferred Stock Units within thirty (30) days following the occurrence of a Distribution Event, such Deferred Stock Units shall terminate.

            (d) All distributions shall be made by the Company in the form of whole shares of Common Stock (and cash in an amount equal to the value of any fractional Deferred Stock Unit, determined based on the Fair Market Value as of the distribution date).

            (e) Neither the time nor form of distribution of the Deferred Stock Units under this Agreement may be changed, except as may be provided under the Plan.

            (f) Notwithstanding the foregoing, shares of Common Stock shall be issuable pursuant to a Deferred Stock Unit at such times and upon such events as are specified in this Agreement only to the extent issuance under such terms will not cause the Deferred Stock Units or the shares of Common Stock issuable pursuant to the Deferred Stock Units to be includible in the gross income of Holder under Section 409A of the Code prior to such times or the occurrence of such events, as permitted by the Code and the regulations and other guidance thereunder.

      2.5 Restrictions on Transfer. Unless otherwise permitted by the Administrator pursuant to the Plan, no Deferred Stock Units or shares of Common Stock issuable with respect thereto or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

      2.6 Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable with respect to the Deferred Stock Units, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Common Stock with respect to the Deferred Stock Units prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such Common Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The lapse of such reasonable period of time following the applicable Distribution Event as the Administrator may from time to time establish for reasons of administrative convenience; and

            (e) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon issuance of such shares in accordance with Section 10.4 of the Plan.

      2.7 Rights as Stockholder. Except as otherwise provided herein, the Holder shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares issuable pursuant to the Deferred Stock Units unless and until such shares shall have been issued by the Company to Holder.

                                  ARTICLE III

                                OTHER PROVISIONS

      3.1 Adjustment for Stock Split. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the Deferred Stock Units and/or the shares of Common Stock issuable with respect thereto, consistent with any adjustment under Section 10.3 of the Plan. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Deferred Stock Units and the shares of Common Stock issuable with respect thereto, to any and all shares of capital stock or other securities which may be issued in respect of, or in exchange for, in substitution of the Deferred Stock Units and the shares of Common Stock issuable with respect thereto, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

      3.2 Taxes. Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment to the Company or any of its Subsidiaries in cash or deduction from other compensation payable to Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance or distribution of the Deferred Stock Units or shares of Common Stock issuable with respect thereto. The Company shall not be obligated to deliver any new certificate representing shares of Common Stock issuable with respect to the Deferred Stock Units to Holder or his legal representative unless and until Holder or his legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Holder resulting from the grant of the Deferred Stock Units or the distribution of the shares of Common Stock issuable with respect thereto.

      3.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Holder is subject to Section 16 of the Exchange Act, the Plan, the Deferred Stock Units and the shares of Common stock issuable with respect thereto and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      3.4 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Deferred Stock Units. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

      3.5 Restrictive Legends and Stop-Transfer Orders.

            (a) Any share certificate(s) evidencing the shares of Common Stock issued hereunder shall be endorsed with any legend required by any applicable federal and state securities laws.

            (b) Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      3.6 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature on the Grant Notice. By a notice given pursuant to this Section 3.6, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      3.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      3.8 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      3.9 Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Deferred Stock Units are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      3.10 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder and by a duly authorized representative of the Company.

      3.11 No Employment Rights. If Holder is an Employee, nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.

      3.12 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

      3.13 Unfunded, Unsecured Obligations. The obligations of the Company under the Plan and this Agreement shall be unfunded and unsecured, and nothing contained herein shall be construed as providing for assets to be held in trust or escrow or any other form of segregation of the assets of the Company for the benefit of Holder or any other person. Holder shall have only the rights of a general, unsecured creditor of the Company with respect to the Deferred Stock Units, unless and until shares of Common Stock shall be distributed to Holder under the terms and conditions of this Agreement.

                                    EXHIBIT B

                    TO DEFERRED STOCK UNIT AWARD GRANT NOTICE

                             FORM OF PURCHASE NOTICE

      Effective as of today, ____________, _______, the undersigned ("Holder") hereby elects to purchase shares of the Common Stock (the "SHARES") of Leap Wireless International, Inc. (the "COMPANY") under and pursuant to the Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN") and the Deferred Stock Unit Award Grant Notice and Deferred Stock Unit Award Agreement dated____________, _______, (the "AWARD AGREEMENT"). Capitalized terms used herein without definition shall have the meanings given in the Award Agreement.

GRANT DATE:                               ___________________________ , 200__

NUMBER OF SHARES BEING PURCHASED:         _____________________________________

PURCHASE PRICE PER SHARE:                 $____________

TOTAL PURCHASE PRICE:                     $____________

CERTIFICATE TO BE ISSUED IN NAME OF:      _____________________________________

CASH PAYMENT DELIVERED HEREWITH:          $______________ (Representing the full
                                          Purchase Price for the Shares, as well
                                          as any applicable withholding tax)

      1. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Award Agreement. Holder agrees to abide by and be bound by their terms and conditions.

      2. Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares, notwithstanding the delivery of this Purchase Notice. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10.3 of the Plan.

      3. Tax Consultation. Holder understands that there are tax consequences to Holder as a result of Holder's purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

      4. Entire Agreement. The Plan and Award Agreement are incorporated herein by reference. This Purchase Notice, the Plan and the Award Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof.

ACCEPTED BY:                              SUBMITTED BY
LEAP WIRELESS INTERNATIONAL,              HOLDER:
INC.

By:_________________________________      By:_________________________________
Print Name:__________________________     Print Name: Stewart D. Hutcheson
Title:_______________________________     Address:_____________________________

                                                                  ATTACHMENT A-4

                        LEAP WIRELESS INTERNATIONAL, INC.
                     2004 STOCK OPTION, RESTRICTED STOCK AND
                            DEFERRED STOCK UNIT PLAN

                     RESTRICTED STOCK AWARD GRANT NOTICE AND
                        RESTRICTED STOCK AWARD AGREEMENT

      Leap Wireless International, Inc. (the "COMPANY"), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN"), hereby grants to the holder listed below ("HOLDER"), the right to purchase the number of shares of the Company's Common Stock set forth below (the "SHARES") at the purchase price set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the "RESTRICTED STOCK AGREEMENT") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

HOLDER:                          Stewart D. Hutcheson

GRANT DATE:                      ______________, 2005

PURCHASE PRICE PER SHARE:        $0.0001 per share

TOTAL NUMBER OF SHARES OF
RESTRICTED STOCK:                [__________]

VESTING SCHEDULE:                The Shares shall be released from the Company's
                                 Repurchase Option set forth in Section 3.1 of the Restricted Stock Agreement on the dates and in the percentages indicated in Exhibit B to this Grant Notice.

      By his or her signature and the Company's signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Holder has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Holder is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit C.

LEAP WIRELESS INTERNATIONAL,            HOLDER:
INC.

By: _______________________________     By: _______________________________
Print Name: _______________________     Print Name:   Stewart D. Hutcheson
Title: ____________________________     Title: ____________________________
Address: 10307 Pacific Center Court     Address: ___________________________
         San Diego, California 92121             ___________________________

                                    EXHIBIT A

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                        RESTRICTED STOCK AWARD AGREEMENT

      Pursuant to the Restricted Stock Award Grant Notice ("GRANT NOTICE") to which this Restricted Stock Award Agreement (this "AGREEMENT") is attached, Leap Wireless International, Inc. (the "COMPANY") has granted to Holder the right to purchase the number of shares of Restricted Stock under the Company's 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN") indicated in the Grant Notice.

                                   ARTICLE I

                                    GENERAL

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II

                            GRANT OF RESTRICTED STOCK

      2.1 Grant of Restricted Stock. In consideration of Holder's past and/or continued employment with or service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Holder the right to purchase the number of shares of Common Stock set forth in the Grant Notice (the "SHARES"), upon the terms and conditions set forth in the Plan and this Agreement.

      2.2 Purchase Price. The purchase price of the Shares shall be as set forth in the Grant Notice, without commission or other charge. The payment of the purchase price shall be paid by cash or check.

      2.3 Issuance of Shares. The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Holder shall agree (the "ISSUANCE DATE"). Subject to the provisions of
Article IV below, on the Issuance Date, the Company shall issue the Shares (which shall be issued in Holder's name).

      2.4 Conditions to Issuance of Stock Certificates. The Shares, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions:

            (a) The admission of such Shares to listing on all stock exchanges on which such Common Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The lapse of such reasonable period of time following the Issuance Date as the Administrator may from time to time establish for reasons of administrative convenience; and

            (e) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by Holder to pay for such Shares, subject to Section 10.4 of the Plan.

      2.5 Rights as Stockholder. Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Article IV, Holder shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that any and all cash dividends paid on such Shares and any and all shares of Common Stock, capital stock or other securities received by or distributed to Holder with respect to the Shares as a result of any stock dividend stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Repurchase Option (as defined in Section 3.1 below) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement.

                                  ARTICLE III

                             RESTRICTIONS ON SHARES

      3.1 Repurchase Option. Subject to the provisions of Section 3.2 below, if Holder has a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, before all of the Shares are released from the Company's Repurchase Option (as defined below), the Company shall, upon the date of such Termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of sixty (60) days, commencing ninety (90) days after the date Holder has a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, to repurchase all or any portion of the Unreleased Shares (as defined below in Section 3.3) at such time (the "Repurchase Option") at the original cash purchase price per share (the "Repurchase Price"). The Repurchase Option shall lapse and terminate one hundred fifty (150) days after

Holder has a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable. The Repurchase Option shall be exercisable by the Company by written notice to Holder or Holder's executor (with a copy to the escrow agent appointed pursuant to Section 4.1 below) and shall be exercisable, at the Company's option, by delivery to Holder or Holder's executor with such notice of a check in the amount of the Repurchase Price times the number of Shares to be repurchased (the "Aggregate Repurchase Price"). Upon delivery of such notice and the payment of the Aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. In the event the Company repurchases any Shares under this Section 3.1, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Company.

      3.2 Release of Shares from Repurchase Restriction. The Shares shall be released from the Company's Repurchase Option as indicated in Exhibit B to the Grant Notice. Any of the Shares released from the Company's Repurchase Option shall thereupon be released from the restrictions on transfer under Section 3.4. In the event any of the Shares are released from the Company's Repurchase Option, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Holder.

      3.3 Unreleased Shares. Any of the Shares which, from time to time, have not yet been released from the Company's Repurchase Option are referred to herein as "Unreleased Shares."

      3.4 Restrictions on Transfer. Unless otherwise permitted by the Administrator pursuant to the Plan, no Unreleased Shares or any dividends or other distributions thereon or any interest or right therein or part thereof, shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

                                   ARTICLE IV

                                ESCROW OF SHARES

      4.1 Escrow of Shares. To insure the availability for delivery of Holder's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3.1, Holder hereby appoints the Secretary of the Company, or any other person designated by the Administrator as escrow agent, as his or her attorney-in-fact to assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option pursuant to Section 3.1 and any dividends or other distributions thereon, and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Administrator, any share certificates representing the

Unreleased Shares, together with the stock assignment duly endorsed in blank, attached to the Grant Notice as Exhibit D to the Grant Notice. The Unreleased Shares and stock assignment shall be held by the Secretary of the Company, or such other person designated by the Administrator, in escrow, pursuant to the Joint Escrow Instructions of the Company and Holder attached as Exhibit E to the Grant Notice, until the Company exercises its Repurchase Option as provided in
Section 3.1, until such Unreleased Shares are released from the Company's Repurchase Option, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares, the escrow agent shall deliver to Holder the certificate or certificates representing such Shares in the escrow agent's possession belonging to Holder in accordance with the terms of the Joint Escrow Instructions attached as Exhibit E to the Grant Notice, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement. If any dividends or other distributions are paid on the Unreleased Shares held by the escrow agent pursuant to this Section 4.1 and the Joint Escrow Instructions, such dividends or other distributions shall also be subject to the restrictions set forth in this Agreement and held in escrow pending release of the Unreleased Shares with respect to which such dividends or other distributions were paid from the Company's Repurchase Option.

      4.2 Transfer of Repurchased Shares. Holder hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Holder to the Company.

      4.3 No Liability for Actions in Connection with Escrow. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                                   ARTICLE V

                                OTHER PROVISIONS

      5.1 Adjustment for Stock Split. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, the Administrator shall make appropriate and equitable adjustments in the Unreleased Shares subject to the Repurchase Option and the number of Shares, consistent with any adjustment under Section 10.3 of the Plan. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or other securities which may be issued in respect of, in exchange for, or in substitution of the Shares, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

      5.2 Taxes. Holder has reviewed with Holder's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Grant Notice and this Agreement. Holder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Holder understands that

Holder (and not the Company) shall be responsible for Holder's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Holder understands that Holder will recognize ordinary income for federal income tax purposes under Section 83 of the Code. In this context, "restriction" includes the right of the Company to repurchase the Shares pursuant to its Repurchase Option set forth in Section 3.1. Holder understands that Holder may elect to be taxed for federal income tax purposes at the time the Shares are purchased rather than as and when the Repurchase Option lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase. A form of election under Section 83(b) of the Code is attached to the Grant Notice as Exhibit F.

      HOLDER ACKNOWLEDGES THAT IT IS HOLDER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HOLDER'S BEHALF

      5.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Holder is subject to Section 16 of the Exchange Act, the Plan, the Shares and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      5.4 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Shares. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

      5.5 Restrictive Legends and Stop-Transfer Orders.

            (a) Any share certificate(s) evidencing the Shares issued hereunder shall be endorsed with the following legend and any other legend required by any applicable federal and state securities laws:

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            (b) Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      5.6 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature on the Grant Notice. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      5.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      5.8 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      5.9 Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      5.10 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder and by a duly authorized representative of the Company.

      5.11 No Employment Rights. If Holder is an Employee, nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.

      5.12 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

                                    EXHIBIT B

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                               VESTING PROVISIONS

      Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Agreement to which this Exhibit B is attached.

      1. Time-Based Vesting. Subject to any accelerated vesting pursuant to paragraphs 2, 3 and 4 below, the Unreleased Shares shall be released from the Company's Repurchase Option in their entirety on December 31, 2008, if the Holder is an Employee, Director or Consultant on such date.

      2. Performance-Based Accelerated Vesting. If the Company's EBITDA (as defined below) and the Company's Net Adds (as defined below) both equal or exceed the respective Achievement Threshold amounts for 2005 as set forth in paragraph (a) below and/or both equal or exceed the respective Achievement Threshold amounts for 2006 as set forth in paragraph (b) below and/or both equal or exceed the respective Achievement Threshold amounts for 2007 as set forth in paragraph (c) below, then a certain percentage of the Unreleased Shares shall be released in accordance with the provisions of paragraphs (a), (b) and (c) below; provided, however, that no Unreleased Shares shall be released pursuant to paragraphs (a), (b) or (c) below if either the Company's EBITDA or Net Adds do not at least equal the Achievement Threshold amount for the applicable year.

            (a) Fiscal Year 2005. If the Company's EBITDA (as defined below) and Net Adds (as defined below) for the Fiscal Year 2005 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then a number of the Unreleased Shares shall be released from the Company's Repurchase Option on the applicable Performance Vesting Effective Date equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Restricted Stock subject to the Award (as shown in the Grant Notice).

                     2005 PERFORMANCE-BASED VESTING SCHEDULE

                                2005 Net Adds
                      --------------------------------
                      Threshold     Target     Maximum
                        [***]        [***]      [***]
                      ---------     ------     -------
2005    Threshold        10%         12.5%       15%
          [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confindential treatment has been requested with respect to the omitted portions.

     EBITDA       Target     12.5%      20%    22.5%
(in thousands)     [***]
                  -------    ----     ----     ----
                  Maximum      15%    22.5%      30%
                   [***]

      The percentage of Unreleased Shares which shall be released from the Company's Repurchase Option if performance is between the Achievement Threshold amount and the Achievement Target amount, or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

            (b) Fiscal Year 2006. If the Company's EBITDA (as defined below) and Net Adds (as defined below) for Fiscal Year 2006 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then a number of the Unreleased Shares shall be released from the Company's Repurchase Option on the applicable Performance Vesting Effective Date equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Restricted Stock subject to the Award (as shown in the Grant Notice).

                                            2006 Net Adds
                                 --------------------------------
                                 Threshold     Target     Maximum
                                   [***]        [***]      [***]
                                 ---------     ------     -------
     2006          Threshold         10%        12.5%        15%
                     [***]
    EBITDA         ---------     ------        -----      -----
(in thousands)      Target         12.5%          20%      22.5%
                    [***]
                   ---------     ------        -----      -----
                    Maximum          15%        22.5%        30%
                     [***]

      The percentage of Unreleased Shares which shall be released from the Company's Repurchase Option if performance is between the Achievement Threshold amount and the Achievement Target amount, or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment
B-1.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

            (c) Fiscal Year 2007. If the Company's EBITDA (as defined below) and Net Adds (as defined below) for Fiscal Year 2007 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then a number of the Unreleased Shares shall be released from the Company's Repurchase Option on the applicable Performance Vesting Effective Date equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Restricted Stock subject to the Award (as shown in the Grant Notice).

                                         2007 Net Adds
                               ------------------------------
                               Threshold    Target    Maximum
                                 [***]       [***]     [***]
                               ---------    ------    -------
     2007         Threshold        10%       12.5%        15%
                    [***]
    EBITDA        ---------    ------       -----     ------
(in thousands)
                    Target       12.5%         20%      22.5%
                    [***]
                  ---------    ------       -----     ------
                   Maximum         15%       22.5%        30%
                    [***]

      The percentage of Unreleased Shares which shall be released from the Company's Repurchase Option if performance is between the Achievement Threshold amount and the Achievement Target amount, or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

            (d) Definition of EBITDA. For purposes of this Exhibit B, the term "EBITDA" for a Fiscal Year means the Company's consolidated net income or loss for such period before extraordinary items and before the cumulative effect of any change in accounting principles plus (a) the following to the extent deducted in calculating such consolidated net income or loss: (i) consolidated interest expense, (ii) all income tax expense deducted in arriving at such consolidated net income or loss, (iii) depreciation and amortization expense,
(iv) non-cash impairment of assets (tangible and intangible) and related non-cash charges, (v) charges and expenses related to stock based compensation awards, (vi) net non-cash reorganization expenses and charges, (vii) non-cash dividends or other distributions made with respect to qualified preferred stock as contemplated by the Credit Agreement negotiated among the Company, Cricket Communications Inc., the administrative agent identified therein and others posted to IntraLinks on December 23, 2004 and (viii) other non-recurring expenses reducing such consolidated net income or loss which do not represent a cash item in such period or any future period (including losses attributable to the sale of assets other than in the ordinary course of business) and minus (b) the following to the extent included in calculating such consolidated net

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

income or loss: (i) income tax credits for such period, (ii) all gains arising in relation to the sale of assets other than in the ordinary course of business and (iii) all non-cash items increasing such consolidated net income or loss for such period.

            (e) Definition of Net Adds. For purposes of this Exhibit B, the term "NET ADDS" means, with respect to any Fiscal Year, "end of period customers" on the last day of such Fiscal Year less "end of period customers" on the last day of the preceding Fiscal Year. If the Company adopts a pre-paid card based service offering, the Administrator shall, in its discretion, equitably adjust the Net Adds Achievement Levels set forth in paragraphs (a), (b) and (c) to reflect the Company's changed scope of operations.

            (f) Adjustments for Future Changes in the Company's Business. The EBITDA Achievement Levels and Net Adds Achievement Levels set forth in paragraphs (a), (b) and (c) are designed to be measured against the Company's performance in its existing thirty-nine (39) markets. If the Company commences operations in any new markets, or ceases to operate in any existing market, the Administrator shall, in its discretion, equitably adjust the EBITDA Achievement Levels and/or the Net Adds Achievement Levels to reflect the Company's changed scope of operations.

            (g) Release of Shares Cumulative; Continued Service Condition. The release of Unreleased Shares from the Company's Repurchase Option under paragraphs (a), (b) and (c) shall be cumulative. Except as otherwise provided in subparagraph 2(j), Unreleased Shares shall only be released from the Company's Repurchase Option pursuant to this paragraph 2 if Holder is an Employee, Director or Consultant of the Company or any of its Subsidiaries on the applicable Performance Vesting Effective Date.

            (h) Definition of Fiscal Year. For purposes of this Exhibit B, the term "FISCAL YEAR" means the Company's fiscal year ending December 31.

            (i) Definition of Performance Vesting Effective Date. For purposes of this Exhibit B, the term "PERFORMANCE VESTING EFFECTIVE DATE" means, with respect to the release from the Company's Repurchase Option of Unreleased Shares to occur upon the attainment of EBITDA and Net Adds Achievement Levels for 2005, 2006 or 2007, as applicable, the date of the public announcement by the Company of EBITDA or Net Adds, as applicable, for the relevant Fiscal Year, but in no event shall the Company make such public announcement later than the date on which the Company files its Form 10-K for the relevant Fiscal Year.

            (j) Minimum Vesting for Fiscal Year 2006. Notwithstanding the other provisions of this paragraph 2 (other than subparagraph 2(k)), if the Holder is an Employee, Director or Consultant on December 31, 2005, then the minimum number of Unreleased Shares that shall be released from the Company's Repurchase Option under this subparagraph 2 on the Performance Vesting Effective Date for Fiscal Year 2006 (with respect to EBITDA and Net Adds performance for Fiscal Year 2006) shall be twenty percent (20%) of the total number of shares of Restricted Stock subject to the Award (as shown in the Grant Notice).

            (k) Termination of Performance-Based Vesting. Notwithstanding the foregoing provisions of this paragraph 2, no Unreleased Shares shall be released from the

Company's Repurchase Option under this paragraph 2 on or after the date of occurrence of a Change in Control.

      3. Change in Control Accelerated Vesting.

            (a) Change in Control prior to January 1, 2006. In the event of a Change in Control prior to January 1, 2006, (i) if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, then fifty percent (50%) of the Unreleased Shares shall be released from the Company's Repurchase Option, and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, then an additional fifty percent (50%) of the Unreleased Shares shall be released from the Company's Repurchase Option, and (iii) if the Holder is an Employee, Director or Consultant on the second anniversary of the date of the occurrence of such Change in Control, then any remaining Unreleased Shares shall be released from the Company's Repurchase Option.

            (b) Change in Control during 2006. In the event of a Change in Control during 2006, (i) if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, then seventy-five percent (75%) of the Unreleased Shares shall be released from the Company's Repurchase Option, and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, then the remaining Unreleased Shares shall be released from the Company's Repurchase Option.

            (c) Change in Control on or after January 1, 2007. In the event of a Change in Control on or after January 1, 2007, if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, then eighty-five percent (85%) of the Unreleased Shares shall be released from the Company's Repurchase Option and (ii) if the Holder is an Employee, Director or Consultant on the first anniversary of the date of occurrence of such change in Control, then any then remaining Unreleased Shares shall be released from the Company's Repurchase Option.

            (d) Termination of Employment in the Event of a Change in Control. In the event of a Change in Control, if Holder has a Termination of Employment by reason of discharge by the Company other than for Cause (as defined below), or by reason of resignation by Holder for Good Reason (as defined below), during the period commencing ninety (90) days prior to such Change in Control and ending twelve (12) months after such Change in Control, then (i) if the Change in Control occurs prior to January 1, 2006, twenty-five percent (25%) of the Unreleased Shares shall be released form the Company's Repurchase Option and
(ii) if the Change in Control occurs on or after January 1, 2006, the remaining Unreleased Shares shall be released from the Company's Repurchase Option, in each case, on the date of Holder's Termination of Employment (or, if later, immediately prior to the date of the occurrence of such Change in Control).

      4. Accelerated Vesting in the Event of Termination of Employment.

            (a) Accelerated Vesting in the Event of Termination of Employment by the Company Other than for Cause or by Holder for Good Reason After February 28, 2006. In the event of Holder's Termination of Employment by reason of discharge by the Company other than for Cause, or by reason of resignation by the Holder for Good Reason after February 28, 2006, (i) if the Holder, upon written request of the Company and reasonable advance notice, agrees to provide, and does provide, consulting services to the Company (or to the Parent at the direction of the Company, or both) for up to five (5) days a month for up to a one (1) year period for a fee of $1,500 per day, the remaining Unreleased Shares shall be released from the Company's Repurchase Option on the last day of the one year period, or (ii) such remaining Unreleased Shares shall otherwise be released from the Company's Repurchase Option on December 31, 2008. The Company and the Holder shall mutually use their best efforts to schedule the date or dates on which the Holder will provide the requested consulting services so as not to prevent the Holder from being gainfully employed by a subsequent employer, and shall be arranged so as to reasonably accommodate Holder's vacation or other personal affairs.

            (b) Definitions of Cause and Good Reason. For purposes of this Exhibit B, the terms "CAUSE" and "GOOD REASON" shall have the meanings given to such terms in that certain Amended and Restated Executive Employment Agreement dated as of January 10, 2005, by and between Holder, the Company and Cricket Communications, Inc., as amended from time to time (the "EMPLOYMENT AGREEMENT").

            (c) Condition to Release of Shares. The release of Unreleased Shares from the Company's Repurchase Option pursuant to this paragraph 4 shall be conditioned on the Holder's delivery to the Company of an executed General Release in accordance with Section 5.9 of the Employment Agreement and the Holder's non-revocation of such General Release during the time period for such revocation set forth therein.

      5. Limit on Release of Shares. In no event will more than 100% of the Unreleased Shares be released from the Company's Repurchase Option pursuant to the provisions of this Exhibit B.

      6. Confidentiality. Holder agrees to keep the EBITDA and Net Adds achievement levels set forth in this Exhibit B confidential and not to disclose such thresholds to any third party without the prior written consent of the Company.

                                                                  ATTACHMENT B-1

                      METHODOLOGY FOR LINEAR INTERPOLATION

                               2005 Net Adds
                               ------------------------------
                               Threshold    Target    Maximum
                               [***]        [***]     [***]
                               ---------    ------    -------
     2005         Threshold        10%        12.5%       15%
    EBITDA          [***]
(in thousands)    ---------    ------       ------    ------
                   Target        12.5%          20%     22.5%
                   [***]
                  ---------    ------       ------    ------
                   Maximum         15%        22.5%       30%
                   [***]

The EBITDA amounts in the following examples are shown in thousands.

Example 1:

- 2005 EBITDA: [***]

- 2005 Net Adds: [***]

      PROBLEM: The net adds performance falls exactly on a specified payout range, but performance in EBITDA falls somewhere in-between the schedule.

      SOLUTION: Start with the net adds payout column and use straight-line interpolation to determine the final payout.

      PAYOUT CALCULATION: Net additions of [***] dictate a payout of 12.5% for threshold EBITDA performance and 20% for target EBITDA performance. Since EBITDA performance ([***]) is halfway between THRESHOLD and TARGET performance
([***] and [***]), the actual payout should be halfway between the scheduled payouts of 12.5% and 20%. Thus the payout is (1/2)*(20%-12.5%)+12.5%

- Payout = 16.25%

Example 2:

- 2005 EBITDA: [***]

- 2005 Net Adds: [***]

*** Certain information on this page has been omitted and field separately with the Confindential treatment has been requested with respect to the omitted portions.

      PROBLEM: Neither the net adds performance nor the EBITDA performance fall exactly on a specified payout.

      SOLUTION: Use straight line interpolation for both measures. Starting with either measure will yield the same result.

      PAYOUT CALCULATION: EBITDA performance ([***]) is halfway between THRESHOLD and TARGET performance ([***] and [***]), so we can interpolate an EBITDA-based payout schedule by finding the halfway point at each defined level of Net Adds. At [***] net adds, the EBITDA-based payout would be halfway between 10% and 12.5%. At [***] net adds, the EBITDA-based payout would be halfway between 12.5% and 20%. At [***] net adds, the EBITDA-based payout would be halfway between 15% and 22.5%. Thus the interpolated, EBITDA-based payout schedule looks like this:


                                 2005 Net Adds
                                --------------------------------------------
                                 Threshold       Target          Maximum
                                 [***]           [***]           [***]
                                ------------    ------------    ------------
 2005          Actual              11.25%          16.25%          18.75%
EBITDA         [***]            (midpoint of    (midpoint of    (midpoint of
          (midpoint of [***]      10% and          12.5% and      15% and
           and [***])              12.5%)           20%)           22.5%)

      To determine the actual payout given this range, we interpolate a payout at [***] net adds based on the scheduled payouts at [***] and [***]. First we determine where [***] lies in the range of [***] to [***]. The length of the range is [***] - [***] = [***] net adds. [***] is [***] above the range minimum ([***] - [***] = [***]). So the actual performance of [***] net adds falls 1/3 of the way between [***] net adds (target) and [***] net adds (maximum). This means the actual payout must fall 1/3 of the way between 16.25% and 18.75%. Thus the payout is (1/3)*(18.75%-16.25%)+16.25%

- Payout = 17.08%

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT C

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                                CONSENT OF SPOUSE

      I, [________________________], spouse of Stewart D. Hutcheson, have read and approve the foregoing Agreement. In consideration of issuing to my spouse the shares of the common stock of Leap Wireless International, Inc. set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Leap Wireless International, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: [_______________], 2005
                                                      __________________________
                                                         Signature of Spouse

                                    EXHIBIT D

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                                STOCK ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned, Stewart D. Hutcheson, hereby sells, assigns and transfers unto LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation, [_______] shares of the Common Stock of LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation, standing in its name of the books of said corporation represented by Certificate No. [____] herewith and do hereby irrevocably constitute and appoint [____________________] to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

      This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between LEAP WIRELESS INTERNATIONAL, INC. and the undersigned dated [___________], 2005.

Dated: _______________, ____
                                               _________________________________
                                                     Stewart D. Hutcheson

      INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Restricted Stock Award Agreement, without requiring additional signatures on the part of Holder.

                                    EXHIBIT E

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                            JOINT ESCROW INSTRUCTIONS

                                                          ________________, 2005

Secretary
Leap Wireless International, Inc.
10307 Pacific Center Court
San Diego, California 92121

Ladies and Gentlemen:

      As escrow agent (the "ESCROW AGENT") for both Leap Wireless International, Inc., a Delaware corporation (the "COMPANY"), and the undersigned recipient of stock of the Company (the "HOLDER"), you are hereby authorized and directed to hold in escrow the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("AGREEMENT") between the Company and the undersigned (the "Escrow"), including the stock certificate and the Assignment in Blank, in accordance with the following instructions:

      1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "COMPANY") exercises the Company's Repurchase Option as defined in the Agreement), the Company shall give to the Holder and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. The Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

      2. As of the date of closing of the repurchase indicated in such notice, you are directed (a) to date the stock assignments necessary for the repurchase and transfer in question, (b) to fill in the number of shares being repurchased and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be repurchased and transferred, to the Company or its assignee.

      3. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Holder does hereby irrevocably constitute and appoint you as Holder's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph and the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

      4. Upon written request of Holder, but no more than once per calendar month, unless the Company's Repurchase Option has been exercised, you will deliver to Holder a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Within one hundred twenty (120) days after any voluntary or involuntary termination of Holder's services to the Company for any or no reason, you will deliver to Holder a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not repurchased pursuant to the Repurchase Option set forth in Section 3.1 of the Agreement.

      5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Holder, you shall deliver all of the same to the Holder and shall be discharged of all further obligations hereunder.

      6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Holder while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

      10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

      11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company will reimburse you for any reasonable attorneys' fees with respect thereto.

      12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

      13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      15. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to the Holder or you shall be addressed to the address given beneath Holder's and your signatures on the signature page to this Agreement. By a notice given pursuant to this Section 15, any party may hereafter designate a different address for notices to be given to that party. Any notice, which is required to be given to Holder, shall, if the Holder is then deceased, be given to Holder's designated beneficiary, if any by written notice under this Section 15. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly obtained by the United States Postal Service.

      16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

      17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

      18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to conflicts of law thereof.

                            (Signature Page Follows)

      IN WITNESS WHEREOF, the parties have executed these Joint Escrow Instructions as of the date first written above.

                                           Very truly yours,

                                           LEAP WIRELESS INTERNATIONAL,
                                           INC.

                                           By:_________________________________
                                               Name:
                                               Title:

                                           Address: 10307 Pacific Center Court
                                                    San Diego, California 92121

                                           HOLDER:
                                           _____________________________________
                                           Stewart D. Hutcheson

                                           Address _____________________________
                                                   _____________________________
ESCROW AGENT:

By: _________________________
     Robert Irving,
     Secretary, Leap Wireless International, Inc.

Address: 10307 Pacific Center Court
         San Diego, California 92121

                                    EXHIBIT F

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                     FORM OF 83(B) ELECTION AND INSTRUCTIONS

      These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock, par value $0.0001, of Leap Wireless International, Inc. transferred to you. PLEASE CONSULT WITH YOUR PERSONAL TAX ADVISOR AS TO WHETHER AN ELECTION OF THIS NATURE WILL BE IN YOUR BEST INTERESTS IN LIGHT OF YOUR PERSONAL TAX SITUATION.

      The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the
Section 83(b) election, the election is irrevocable.

1. Complete Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. (Your spouse, if any, should sign Section 83(b) election form as well).

2. Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

3. Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

4. One (1) copy must be sent to Leap Wireless International, Inc. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.

5. Retain the Internal Revenue Service file stamped copy (when returned) for your records.

      Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

                            ATTACHMENT 1 TO EXHIBIT F

               ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

      The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of shares (the "Shares") of Common Stock, par value $0.0001 per share, of Leap Wireless International, Inc., a Delaware corporation (the "Company").

1. The name, address and taxpayer identification number of the undersigned taxpayer are:

      Stewart D. Hutcheson

      ____________________________

      ____________________________

      SSN:

      The name, address and taxpayer identification number of the Taxpayer's spouse are (complete if applicable):

      ________________________
      ________________________
      ________________________

      SSN:

2. Description of the property with respect to which the election is being made:

      __________________(_____) shares of Common Stock, par value $0.0001 per share, of the Company.

3. The date on which the property was transferred was _________, 200_. The taxable year to which this election relates is calendar year 200_.

4.    Nature of restrictions to which the property is subject:

      The Shares are subject to repurchase at their original purchase price if unvested as of the date of termination of employment, directorship or consultancy with the Company.

5. The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(a)) of the Shares was $___________ per Share.

6.    The amount paid by the taxpayer for Shares was $0.0001 per share.

7.    A copy of this statement has been furnished to the Company.

Dated: _____________, 200_.         Taxpayer Signature ________________________

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).

Dated: ______________, 200_.        Spouse's Signature ________________________

Signature(s) Notarized by:

    ______________________________

    ______________________________

                            ATTACHMENT 2 TO EXHIBIT F

                 SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

                            __________________, 200_

                               VIA CERTIFIED MAIL
                            RETURN RECEIPT REQUESTED

Internal Revenue Service
[Address where taxpayer files returns]

Re: Election under Section 83(b) of the Internal Revenue Code of 1986 Taxpayer:_________________________________________________________________
      Taxpayer's Social Security Number:________________________________________
      Taxpayer's Spouse:________________________________________________________
      Taxpayer's Spouse's Social Security Number:_______________________________

Ladies and Gentlemen:

      Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

                                         Very truly yours,

                                         _______________________________________
                                         Stewart D. Hutcheson

Enclosures

cc:   Leap Wireless International, Inc.

                                                                  ATTACHMENT A-5

                        LEAP WIRELESS INTERNATIONAL, INC.

                       2004 STOCK OPTION, RESTRICTED STOCK
                          AND DEFERRED STOCK UNIT PLAN

                   STOCK OPTION GRANT NOTICE AND NON-QUALIFIED
                             STOCK OPTION AGREEMENT

      Leap Wireless International, Inc. (the "COMPANY"), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN"), hereby grants to the holder listed below ("HOLDER"), an option to purchase the number of shares of the Company's Common Stock set forth below (the "OPTION"). This Option is subject to all of the terms and conditions as set forth herein and in the Non-Qualified Stock Option Agreement attached hereto as Exhibit A (the "STOCK OPTION AGREEMENT") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

HOLDER:                      Stewart D. Hutcheson

GRANT DATE:                  _________________, 2005

EXERCISE PRICE PER SHARE:    $___________ per share

TOTAL NUMBER OF SHARES
SUBJECT TO THE OPTION:       [______]

EXPIRATION DATE:             __________________, 2015

TYPE OF OPTION:              This Option is a Non-Qualified Stock Option and is
                             not an incentive stock option within the meaning of
                             Section 422 of the Code.

VESTING SCHEDULE:            The shares of Common Stock subject to the Option
                             (rounded down to the next whole number of shares) shall vest and become exercisable on the dates and in the percentages indicated in Exhibit B to this Grant Notice.

      By his or her signature and the Company's signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Holder has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Option.

LEAP WIRELESS INTERNATIONAL, INC.        HOLDER:

By:__________________________________    By:____________________________________
Print Name:__________________________    Print Name:  Stewart D. Hutcheson
Title:_______________________________    Title:_________________________________
Address:  10307 Pacific Center Court     Address:_______________________________
          San Diego, California 92121            _______________________________

                                    EXHIBIT A

                          TO STOCK OPTION GRANT NOTICE

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      Pursuant to the Stock Option Grant Notice ("GRANT NOTICE") to which this Non-Qualified Stock Option Agreement (this "AGREEMENT") is attached, Leap Wireless International, Inc. (the "COMPANY") has granted to Holder an option under the Company's 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN") to purchase the number of shares of Common Stock indicated in the Grant Notice.

                                    ARTICLE I

                                    GENERAL

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II

                                 GRANT OF OPTION

      2.1 Grant of Option. In consideration of Holder's past and/or continued employment with or service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Holder the Option to purchase any part or all of an aggregate of the number of shares of Common Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. The Option shall be a Non-Qualified Stock Option and shall not be an incentive stock option within the meaning of Section 422 of the Code.

      2.2 Purchase Price. The purchase price of the shares of Common Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge.

                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

      3.1 Commencement of Exercisability.

            (a) Subject to Sections 3.3 and 5.8, the Option shall become vested and exercisable in such amounts and at such times as are set forth in Exhibit B to the Grant Notice.

            (b) No portion of the Option which has not become vested and exercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and Holder.

      3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in Exhibit B to the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in Exhibit B to the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

      3.3 Expiration of Option.

            (a) The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                  (i) The expiration of ten (10) years from the Grant Date; or

                  (ii) The expiration of ninety (90) days following the date of Holder's Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable (or, if later, with respect to any shares of Common Stock that become exercisable pursuant to subparagraph 2(k) or subparagraph 4(a) of Exhibit B hereto, ninety (90) days following the date such shares become exercisable), unless such termination occurs by reason of Holder's death or Disability (as defined below) or the Holder's termination by the Company for Cause (as defined in Exhibit B hereto); or

                  (iii) The expiration of one (1) year following the date of Holder's Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, by reason of Holder's death or Disability; or

                  (iv) The date of Termination of Employment, Termination of Directorship or Termination of Consultancy for Cause (as defined in Exhibit B hereto).

            (b) For purposes of this Agreement, "Disability" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                                   ARTICLE IV

                               EXERCISE OF OPTION

      4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of Holder, only Holder may exercise the Option or any portion thereof. After the death of Holder, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

      4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

      4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary's office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

            (a) An Exercise Notice in writing signed by Holder or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit C to the Grant Notice (or such other form as is prescribed by the Administrator); and

            (b) Subject to Section 6.2(d) of the Plan:

                  (i) Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised; or

                  (ii) With the consent of the Administrator, such payment may be made, in whole or in part, through the delivery of shares of Common Stock which have been owned by Holder for at least six (6) months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

                  (iii) To the extent permitted under applicable laws, through the delivery of a notice that Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is made to the Company upon settlement of such sale; or

                  (iv) With the consent of the Administrator, any combination of the consideration provided in the foregoing paragraphs (i), (ii) and (iii); and

            (c) A bona fide written representation and agreement, in such form as is prescribed by the Administrator, signed by Holder or the other person then entitled to exercise such Option or portion thereof, stating that the shares of Common Stock are being acquired for Holder's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that Holder or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Common Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

            (d) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by Holder to pay for such shares under Section 4.3(b), subject to Section 10.4 of the Plan; and

            (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than Holder, appropriate proof of the right of such person or persons to exercise the Option.

      4.4 Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such Common Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience; and

            (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 4.3(b), subject to Section 10.4 of the Plan.

      4.5 Rights as Stockholder. Holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such shares shall have been issued by the Company to such holder.

                                   ARTICLE V

                                OTHER PROVISIONS

      5.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

      5.2 Option Not Transferable.

            (a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

            (b) Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is not intended to qualify as an Incentive Stock Option, the Option may be transferred to one or more Permitted Transferees, subject to the terms and conditions set forth in
Section 10.1 of the Plan.

            (c) Unless transferred to a Permitted Transferee in accordance with
Section 5.2(b), during the lifetime of Holder, only Holder may exercise the Option or any portion thereof unless it has been disposed of pursuant to a DRO. After the death of Holder, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

      5.3 Restrictive Legends and Stop-Transfer Orders.

            (a) The share certificate or certificates evidencing the shares of Common Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.

            (b) Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      5.4 Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

      5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature on the Grant Notice. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Holder shall, if Holder is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.5. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      5.7 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      5.8 Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      5.9 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

      5.10 No Employment Rights. If Holder is an Employee, nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.

      5.11 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

                                    EXHIBIT B

                          TO STOCK OPTION GRANT NOTICE

                      VESTING AND EXERCISABILITY PROVISIONS

      Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Grant Notice and the Stock Option Agreement.

      1. Time-Based Vesting. Subject to any accelerated vesting and exercisability pursuant to paragraphs 2, 3 and 4 below, the shares of Common Stock subject to the Option shall vest and become exercisable in their entirety on December 31, 2008, if Holder is an Employee, Director or Consultant on that date.

      2. Performance-Based Accelerated Vesting. If the Company's EBITDA (as defined below) and the Company's Net Adds (as defined below) both equal or exceed the respective Achievement Threshold amounts for 2005 as set forth in paragraph (a) below and/or both equal or exceed the Achievement Threshold amounts for 2006 as set forth in paragraph (b) below and/or both equal or exceed the Achievement Threshold amounts for 2007 as set forth in paragraph (c) below, then a certain percentage of the number of shares of Common Stock subject to the Option shall vest and become exercisable in accordance with the provisions of paragraphs (a), (b) and (c) below; provided, however, that no shares subject to the Option shall vest and become exercisable pursuant to paragraphs (a), (b) or
(c) below, if either the Company's EBITDA or Net Adds do not at least equal the Achievement Threshold amount for the applicable year.

            (a) Fiscal Year 2005. If the Company's EBITDA (as defined below) and Net Adds (as defined below) for Fiscal Year 2005 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then the Option shall vest and become exercisable as to that number of shares of Common Stock equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Common Stock subject to the Option (as set forth in the Grant Notice).

         2005 PERFORMANCE-BASED VESTING SCHEDULE

                               2005 Net Adds
                     ------------------------------
                     Threshold    Target    Maximum
                       [***]       [***]     [***]
                     ---------    ------    -------
2005    Threshold       10%        12.5%      15%
          [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

    EBITDA        Target     12.5%      20%    22.5%
(in thousands)     [***]
                  -------    ----     ----     ----
                  Maximum      15%    22.5%      30%
                   [***]

      The percentage for determining the number of shares of Common Stock that shall vest and become exercisable if performance is between the Achievement Threshold amount and the Achievement Target amount or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

            (b) Fiscal Year 2006. If the Company's EBITDA and Net Adds for Fiscal Year 2006 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then the Option shall vest and become exercisable as to that number of shares of Common Stock equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Common Stock subject to the Option (as set forth in the Grant Notice).

                                         2006 Net Adds
                               ------------------------------
                               Threshold    Target    Maximum
                                 [***]      [***]      [***]
                               ---------    ------    -------
     2006         Threshold        10%       12.5%        15%
                    [***]
    EBITDA        ---------      ----        ----       ----
(in thousands)     Target        12.5%         20%      22.5%
                    [***]
                  ---------      ----        ----       ----
                  Maximum          15%       22.5%        30%
                    [***]

      The percentage for determining the number of shares of Common Stock that shall vest and become exercisable if performance is between the Achievement Threshold amount and the Achievement Target amount or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

            (c) Fiscal Year 2007. If the Company's EBITDA and Net Adds for Fiscal Year 2007 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

below), then the Option shall vest and become exercisable as to that number of shares of Common Stock equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Common Stock subject to the Option (as set forth in the Grant Notice).

                                        2007 Net Adds
                               ------------------------------
                               Threshold    Target    Maximum
                                 [***]       [***]     [***]
                               ---------    ------    -------
     2007         Threshold        10%       12.5%        15%
                    [***]
    EBITDA        ---------      ----        ----       ----
(in thousands)     Target        12.5%         20%      22.5%
                    [***]
                  ---------      ----        ----       ----
                   Maximum         15%       22.5%        30%
                    [***]


      The percentage for determining the number of shares of Common Stock that shall vest and become exercisable if performance is between the Achievement Threshold amount and the Achievement Target amount or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

            (d) Definition of EBITDA. For purposes of this Exhibit B, the term "EBITDA" for a Fiscal Year means the Company's consolidated net income or loss for such period before extraordinary items and before the cumulative effect of any change in accounting principles plus (a) the following to the extent deducted in calculating such consolidated net income or loss: (i) consolidated interest expense, (ii) all income tax expense deducted in arriving at such consolidated net income or loss, (iii) depreciation and amortization expense,
(iv) non-cash impairment of assets (tangible and intangible) and related non-cash charges, (v) charges and expenses related to stock based compensation awards, (vi) net non-cash reorganization expenses and charges, (vii) non-cash dividends or other distributions made with respect to qualified preferred stock as contemplated by the Credit Agreement negotiated among the Company, Cricket Communications Inc., the administrative agent identified therein and others posted to IntraLinks on December 23, 2004 and (viii) other non-recurring expenses reducing such consolidated net income or loss which do not represent a cash item in such period or any future period (including losses attributable to the sale of assets other than in the ordinary course of business) and minus (b) the following to the extent included in calculating such consolidated net income or loss: (i) income tax credits for such period, (ii) all gains arising in relation to the sale of assets other than in the ordinary course of business and
(iii) all non-cash items increasing such consolidated net income or loss for such period.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

            (e) Definition of Net Adds. For purposes of this Exhibit B, the term "NET ADDS" means, with respect to any Fiscal Year, the Company's "end of period customers" on the last day of such Fiscal Year less "end of period customers" on the last day of the preceding Fiscal Year. If the Company adopts a pre-paid card based service offering, the Administrator shall, in its discretion, equitably adjust the Net Adds Achievement Levels set forth in paragraphs (a), (b) and (c) to reflect the Company's changed scope of operations.

            (f) Adjustments for Future Changes in the Company's Business. The EBITDA Achievement Levels and Net Adds Achievement Levels set forth in paragraphs (a), (b) and (c) are designed to be measured against the Company's performance in its existing thirty-nine (39) markets. If the Company commences operations in any new markets, or ceases to operate in any existing market, the Administrator shall, in its discretion, equitably adjust the EBITDA Achievement Levels and/or the Net Adds Achievement Levels to reflect the Company's changed scope of operations.

            (g) Accelerated Vesting Cumulative; Continued Service Condition. The vesting and exercisability of the Option as to shares of Common Stock under paragraphs 2(a), 2(b) and 2(c) shall be cumulative. Except as otherwise provided in subparagraph 2(k), the Option shall vest and become exercisable as to shares of Common Stock pursuant to this paragraph 2 if Holder is an Employee, Director or Consultant of the Company or any of its Subsidiaries on the applicable Performance Vesting Effective Date.

            (h) Definition of Performance Vesting Effective Date. For purposes of this Exhibit B, the term "PERFORMANCE VESTING EFFECTIVE DATE" means, with respect to vesting and exercisability to occur upon the attainment of EBITDA and Net Adds Achievement Levels for 2005, 2006 or 2007, as applicable, the date of the public announcement by the Company of EBITDA or Net Adds, as applicable, for the relevant Fiscal Year, but in no event shall the Company make such public announcement later than the date on which the Company files its Form 10-K for the relevant Fiscal Year.

            (i) Definition of Fiscal Year. For purposes of this Exhibit B, the term "FISCAL YEAR" means the Company's fiscal year ending December 31.

            (j) Termination of Performance-Based Vesting. Notwithstanding the foregoing provisions of this paragraph 2, the Option shall not vest and become exercisable as to any additional shares of Common Stock pursuant to performance-based accelerated vesting and exercisability under this paragraph 2 on or after the date of the occurrence of a Change in Control.

            (k) Minimum Vesting For Fiscal Year 2006. Notwithstanding the other provisions of this paragraph 2 (other than subparagraph 2(j)), if Holder is an Employee, Director or Consultant on December 31, 2005, then the minimum additional number of shares of Common Stock that shall vest and become exercisable under this paragraph 2 on the Performance Vesting Effective Date for Fiscal Year 2006 (with respect to EBITDA and Net Adds performance for Fiscal Year 2006) shall equal twenty percent (20%) of the total number of shares of Common Stock subject to the Option (as set forth in the Grant Notice).

      3. Change in Control Accelerated Vesting.

            (a) Change in Control prior to January 1, 2006. In the event of a Change in Control prior to January 1, 2006, (i) if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, the Option shall then vest and become exercisable as to a number of shares of Common Stock equal to fifty percent (50%) of the number of then unvested shares of Common Stock subject to the Option and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to an additional number of shares of Common Stock equal to fifty percent (50%) of the number of then unvested shares of Common Stock subject to the Option, and (iii) if Holder is an Employee, Director or Consultant on the second anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to the remaining unvested shares of Common Stock subject to the Option.

            (b) Change in Control during 2006. In the event of a Change in Control during 2006, (i) if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, the Option shall then vest and become exercisable as to a number of shares of Common Stock equal to seventy-five percent (75%) of the number of then unvested shares of Common Stock subject to the Option, and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to the remaining unvested shares of Common Stock subject to the Option.

            (c) Change in Control on or after January 1, 2007. In the event of a Change in Control on or after January 1, 2007, if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, the Option shall then vest and become exercisable as to a number of shares of Common Stock equal to eighty-five percent (85%) of the number of then unvested shares of Common Stock subject to the Option, and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to any then remaining unvested shares of Common Stock subject to the Option.

            (d) Termination of Employment in the Event of a Change in Control. In the event of a Change in Control, if the Holder has a Termination of Employment by reason of discharge by the Company other than for Cause (as defined below), or by reason of resignation by Holder for Good Reason (as defined below), during the period commencing ninety (90) days prior to such Change in Control and ending twelve (12) months after such Change in Control, then (i) if the Change in Control occurs prior to January 1, 2006, twenty-five percent (25)% of the number of then unvested shares of Common Stock subject to the Option shall vest and become exercisable and (ii) if the change in Control occurs on or after January 1, 2006, the remaining unvested shares of Common Stock subject to the Option shall vest and become exercisable on the date of Holder's Termination of Employment (or, if later, immediately prior to the date of the occurrence of such Change in Control).

      4. Accelerated Vesting in the Event of Termination of Employment.

            (a) Termination of Employment by the Company Other than for Cause or by Holder for Good Reason After February 28, 2006. In the event of Holder's Termination of Employment (without regard to any consulting services provided pursuant to this paragraph (a)) by reason of discharge by the Company other than for Cause, or by reason of resignation by the Holder for Good Reason after February 28, 2006, (i) if the Holder, upon written request of the Company and reasonable advance notice, agrees to provide, and does provide, consulting services to the Company (or to the Parent at the direction of the Company, or both) for up to five (5) days a month for up to a one (1) year period for a fee of $1,500 per day, the remaining unvested shares of Common Stock subject to the Option shall vest and become exercisable on the last day of the one (1) year period, or (ii) such remaining unvested shares of Common Stock subject to the Option shall otherwise vest and become exercisable on December 31, 2008. The Company and the Holder shall mutually use their best efforts to schedule the date or dates on which the Holder will provide the requested consulting services so as not to prevent the Holder from being gainfully employed by a subsequent employer, and shall be arranged so as to reasonably accommodate Holder's vacation or other personal affairs.

            (b) Definitions of Cause and Good Reason. For purposes of this Exhibit B, the terms "CAUSE" and "GOOD REASON" shall have the meanings given to such terms in that certain Amended and Restated Executive Employment Agreement dated as of January 10, 2005, by and among Holder, the Company and Cricket Communications, Inc., as amended from time to time (the "EMPLOYMENT AGREEMENT").

            (c) Condition to Accelerated Vesting and Exercisability. The accelerated vesting and exercisability of shares of Common Stock subject to the Option pursuant to this paragraph 4 shall be conditioned on the Holder's delivery to the Company of an executed General Release in accordance with
Section 5.9 of the Employment Agreement and the Holder's non-revocation of such General Release during the time period for such revocation set forth therein.

      5. Limit on Vesting. In no event will the Option become vested and/or exercisable for more than 100% of the shares of Common Stock subject to the Option pursuant to the provisions of this Exhibit B.

      6. Confidentiality. Holder agrees to keep the EBITDA and Net Adds achievement levels set forth in this Exhibit B confidential and not to disclose such thresholds to any third party without the prior written consent of the Company.

                                                                 ATTACHMENT B-1

                      METHODOLOGY FOR LINEAR INTERPOLATION

                               2005 Net Adds
                               -------------------------------
                               Threshold    Target     Maximum
                               [***]        [***]      [***]
                               ---------    ------     -------
2005              Threshold        10%       12.5%         15%
                  [***]
EBITDA            ---------      ----        ----        ----
(in thousands)    Target         12.5%         20%       22.5%
                  [***]
                  ---------      ----        ----        ----
                  Maximum          15%       22.5%         30%
                  [***]

The EBITDA amounts in the following examples are shown in thousands.

Example 1:

- 2005 EBITDA: [***]

- 2005 Net Adds: [***]

      PROBLEM: The net adds performance falls exactly on a specified payout range, but performance in EBITDA falls somewhere in-between the schedule.

      SOLUTION: Start with the net adds payout column and use straight-line interpolation to determine the final payout.

      PAYOUT CALCULATION: Net additions of [***] dictate a payout of 12.5% for threshold EBITDA performance and 20% for target EBITDA performance. Since EBITDA performance ([***]) is halfway between THRESHOLD and TARGET performance ([***] and [***]), the actual payout should be halfway between the scheduled payouts of 12.5% and 20%. Thus the payout is (1/2)*(20%-12.5%)+12.5%

- Payout = 16.25%

Example 2:

- 2005 EBITDA: [***]

- 2005 Net Adds: [***]

      PROBLEM: Neither the net adds performance nor the EBITDA performance fall exactly on a specified payout.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      SOLUTION: Use straight line interpolation for both measures. Starting with either measure will yield the same result.

      PAYOUT CALCULATION: EBITDA performance ([***]) is halfway between THRESHOLD and TARGET performance ([***] and [***]), so we can interpolate an EBITDA-based payout schedule by finding the halfway point at each defined level of Net Adds. At [***] net adds, the EBITDA-based payout would be halfway between 10% and 12.5%. At [***] net adds, the EBITDA-based payout would be halfway between 12.5% and 20%. At [***] net adds, the EBITDA-based payout would be halfway between 15% and 22.5%. Thus the interpolated, EBITDA-based payout schedule looks like this:

                                 2005 Net Adds
                                --------------------------------------------
                                 Threshold        Target           Maximum
                                 [***]            [***]            [***]
                                ------------    ------------    ------------
2005      Actual                 11.25%          16.25%          18.75%
EBITDA    [***]                 (midpoint of    (midpoint of    (midpoint of
          (midpoint of [***]     10%and          12.5% and       15% and
           and [***])            12.5%)          20%)           22.5%)

      To determine the actual payout given this range, we interpolate a payout at [***] net adds based on the scheduled payouts at [***] and [***]. First we determine where [***] lies in the range of [***] to [***]. The length of the range is [***] - [***] = [***] net adds. [***] is [***] above the range minimum ([***] - [***] = [***]). So the actual performance of [***] net adds falls 1/3 of the way between [***] net adds (target) and [***] net adds (maximum). This means the actual payout must fall 1/3 of the way between 16.25% and 18.75%. Thus the payout is (1/3)*(18.75%-16.25%)+16.25%

- Payout = 17.08%

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT C

                          TO STOCK OPTION GRANT NOTICE

                             FORM OF EXERCISE NOTICE

      Effective as of today, , the undersigned ("HOLDER") hereby elects to exercise Holder's option to purchase shares of the Common Stock (the "SHARES") of Leap Wireless International, Inc. (the "COMPANY") under and pursuant to the Leap Wireless International, Inc. 200__ Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "Plan") and the Stock Option Grant Notice and Non-Qualified Stock Option Agreement dated , 2005, (the "OPTION AGREEMENT"). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

GRANT DATE:                                          ___________________________ , 2005

NUMBER OF SHARES AS TO WHICH OPTION IS EXERCISED:    _____________________________________

EXERCISE PRICE PER SHARE:                            $____________

TOTAL EXERCISE PRICE:                                $____________

CERTIFICATE TO BE ISSUED IN NAME OF:                 _____________________________________

CASH PAYMENT DELIVERED HEREWITH:                     $______________ (Representing the full
                                                     Exercise Price for the Shares, as well
                                                     as any applicable withholding tax)

TYPE OF OPTION:   The Option is a Non-Qualified Stock Option and is not an
                  incentive stock option within the meaning of Section 422 of the Code.

      1. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement. Holder agrees to abide by and be bound by their terms and conditions.

      2. Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any' other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10.3 of the Plan.

      3. Tax Consultation. Holder understands that there are tax consequences to Holder as a result of Holder's purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

      4. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof.

ACCEPTED BY:                            SUBMITTED BY
LEAP WIRELESS INTERNATIONAL,            HOLDER:
INC.

By:_________________________________    By:_________________________________
Print Name:_________________________    Print Name: _________________________
Title:______________________________    Address:_____________________________

                                                                       EXHIBIT B

                                 GENERAL RELEASE

      1. GENERAL RELEASE OF CLAIMS. In consideration of the benefits under Paragraph 5 of the Amended and Restated Executive Employment Agreement (as amended from time to time, the "Agreement"), dated as of January 10, 2005, by and among Cricket Communications, Inc. ("the "Company"), Leap Wireless International, Inc. (the "Parent"), and Stewart D. Hutcheson ("EXECUTIVE"), EXECUTIVE does hereby for himself or herself and his or her spouse, beneficiaries, heirs, successors and assigns, release, acquit and forever discharge the Company, the Parent, their subsidiaries, and their respective stockholders, officers, directors, any of the directors' affiliated entities, managers, employees, representatives, related entities, successors and assigns, and all persons acting by, through or in concert with them (the "Releasees") of and from any and all claims, actions, charges, complaints, causes of action, rights, demands, debts, damages, or accountings of whatever nature, known or unknown, which EXECUTIVE may have against the Releasees based on any actions or events which occurred prior to the date of this General Release, including, but not limited to, those related to, or arising from, EXECUTIVE's employment with the Company, or the termination thereof, any claims under Title VII of the Civil Rights Act of 1964, as amended, the Federal Age Discrimination and Employment Act, the Equal Pay Act, the Family and Medical Leave Act, the Americans with Disabilities Act, the Civil Rights Act of 1866, 1871 and 1991, the California Fair Employment and Housing Act, the California Occupational Safety and Health Act, claims for unpaid wages and failure to pay wages under the California Labor Code (collectively, "Claims"). This General Release shall not, however, constitute a waiver of any of EXECUTIVE's rights under the Agreement or under any outstanding stock option granted to EXECUTIVE, or under the terms of any employee benefit plan of the Companies in which EXECUTIVE is a participant after this General Release becomes effective and remains unrevoked for eight days.

      2. RELEASE OF UNKNOWN CLAIMS. IN ADDITION, EXECUTIVE EXPRESSLY WAIVES ALL RIGHTS UNDER SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH READS AS FOLLOWS:

      A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

      3. OLDER WORKER'S BENEFIT PROTECTION ACT. EXECUTIVE AGREES AND EXPRESSLY ACKNOWLEDGES THAT THIS GENERAL RELEASE INCLUDES A WAIVER AND RELEASE OF ALL CLAIMS WHICH EXECUTIVE HAS OR MAY HAVE UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, 29 U.S.C. SECTION 621, ET SEQ. ("ADEA"). THE FOLLOWING TERMS AND CONDITIONS APPLY TO AND ARE PART OF THE WAIVER AND RELEASE OF ALL CLAIMS INCLUDING BUT NOT LIMITED TO THE ADEA CLAIMS UNDER THIS GENERAL
RELEASE:

            1) That the Agreement and this General Release are written in a manner calculated to be understood by EXECUTIVE.

            2) The waiver and release of claims under the ADEA contained in this General Release do not cover rights or claims that may arise after the date on which EXECUTIVE signs this General Release.

            3) The Agreement provides for consideration in addition to anything of value to which EXECUTIVE is already entitled.

            4) EXECUTIVE is advised to consult an attorney before signing this General Release.

            5) EXECUTIVE is afforded twenty-one (21) days (or, in the event that the termination of EXECUTIVE's employment is in connection with an exit incentive or other employment termination program, forty-five (45) days) after EXECUTIVE is provided with this General Release to decide whether or not to sign this General Release. If EXECUTIVE executes this General Release prior to the expiration of such period, EXECUTIVE does so voluntarily and after having had the opportunity to consult with an attorney.

            6) In the event that the termination of EXECUTIVE's employment is in connection with an exit incentive or other employment termination program, EXECUTIVE is provided with written information, calculated to be understood by the average individual eligible to participate, as to:

                  (i) any class, unit, or group of individuals covered by such program, any eligibility factors for such program, and any time limits applicable to such programs; and

                  (ii) the job titles and ages of all individuals eligible or selected for the program, and the ages of all individuals in the same job classification or organizational unit who are not eligible or not selected for the program.

            7) EXECUTIVE will have the right to revoke this General Release within seven (7) days of signing this General Release. In the event this General Release is revoked, this General Release will be null and void in its entirety, and EXECUTIVE will not receive the benefits described in Section 5.3 of the Agreement.

            8) If EXECUTIVE wishes to revoke the General Release, EXECUTIVE shall deliver written notice stating his intent to revoke this General Release to the Company's General Counsel on or before the seventh (7th) day after the date hereof.

      4. NO ASSIGNMENT OF CLAIMS. EXECUTIVE represents and warrants to the Releasees that there has been no assignment or other transfer of any interest in any Claim which EXECUTIVE may have against the Releasees, or any of them, and EXECUTIVE agrees to indemnify and hold the Releasees harmless from any liability, claims, demands, damages, costs, expenses and attorneys' fees incurred as a result of any person asserting any such assignment or transfer of any rights or Claims under any such assignment or transfer from such party.

      5. NO SUITS OR ACTIONS. EXECUTIVE agrees that if he or she hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released hereunder, or in any manner asserts against the Releasees any of the Claims released hereunder, then he or she will pay to the Releasees against whom such suit or Claim is asserted, in addition to any other damages caused thereby, all attorneys' fees incurred by such Releasees in defending or otherwise responding to said suit or Claim.

      6. NO ADMISSION. EXECUTIVE further understands and agrees that neither the payment of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees.

                                             EXECUTIVE

                                             ___________________________________
Date: _______________________                Stewart D. Hutcheson